                                                                      EXHIBIT 99

BOAMS 04-B -- HYBRID ARMS (3/1, 5/1)               ANNOUNCEMENT
MGRS:  BAS(LEAD)/BEAR/LEHMAN          PREMARKETING:  2/10-2/12
SETTLEMENT:  2/26/04                  PRICING:       2/10-2/13
RATINGS:   MOODY'S/FITCH              PRICING SPEED:  25% CPR TO WA ROLL

CLASS   TYPE     SIZE(MM)    WAL    WNDW   APPR $PX      PX TALK/STATUS
1A1   3/1 PSTH  $   63.317   1.93   1-35   $ 101-00    +70-75/2YR SW OPEN
2A1   5/1 PSTH  $  200.000   2.57   1-59   $ 100-00   +103-108/SWAPS OPEN
2A2   5/1 PSTH  $  418.549   2.57   1-59   $ 101-00   +118-123/SWAPS OPEN

***TRANCHE SIZING WITHIN GROUP 2 WILL BE LIMITED ==&&
***MAX 2A1 TRANCHE SIZE IS 200M, CAN ALLOCATE FROM 2A1 TO 2A2 BASED ON DEMAND

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-B. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.
BOAMS 04-B            BENCHMARK YIELDS

         2YR SWAP     2.154%
         3YR SWAP     2.742%               BOND YIELDS AND
                                           PRICES TO FOLLOW
         2.59YR SWAP  2.501%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-B. This message is for

&& = Greater than Sign
information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.
BOAMS 04-B            PRICES, COUPONS, YIELDS

CLASS   TYPE      SIZE    WAL     SPR          CPN     BMYLD   YLD    PRICE

1A1   3/1 PSTH  $ 63.317  1.93   70/2YR SW    3.4996   2.154  2.854  100.9987
2A1   5/1 PSTH  $ 98.549  2.59  103/SWAPS     3.6050   2.501  3.531  99.9988
2A2   5/1 PSTH  $520.000  2.59  118/SWAPS     4.1830   2.501  3.681  100.9983

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-B. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

!  B04B_ROLL1.CDI  #CMOVER_3.0E WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.110  ,  subroutines 3.0g1
!!   02/09/2004   3:44 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."


  COLLAT_GROUPS 1 2
!
!
  DEFINE CONSTANT #OrigCollBal = 702232544.47
  DEFINE CONSTANT #OrigCollBal1 = 65209158.89
  DEFINE CONSTANT #OrigCollBal2 = 637023385.58
!
  DEFINE CONSTANT #OrigBondBal = 702232544.47
  DEFINE CONSTANT #OrigBondBal1 = 65209158.89
  DEFINE CONSTANT #OrigBondBal2 = 637023385.58
!
  DEFINE #BondBal1                       = 83683544.47
  DEFINE #BondBal2                       = 638915444.47
!
       FULL_DEALNAME:    BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-B
!
       DEAL SIZE:        $ 702232544.47
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040201
       SETTLEMENT DATE:  20040226
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"
!
  TRUSTEE_FEE    GROUP 1     0.0035
!
  TRUSTEE_FEE    GROUP 2     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040201 _
       DEAL_FIRSTPAY_DATE         20040325
!
!

  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL
(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL
(2) * 1200
!
!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
  DEFINE #COUPON_B = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR         1.484
!
DEFINE TRANCHE "1SUB", "2SUB", "1IO", "2IO", "1AR", "1A1", "2A1", "2A2", "B"
!
!
Tranche "1SUB" MODELING EXCHANGE
   Block 1892058.89 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.641 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2SUB" MODELING EXCHANGE
   Block 18474385.58 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) -  0.39018887 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "1IO" SEN_IO
   Block 65209158.89 at 0.641 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN COLL_PREV_BAL(1) ELSE 0 ); _
                                                       END   ( IF CURMONTH LT 35
THEN COLL_BAL(1) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "2IO" SEN_IO
   Block 637023385.58 at 0.39018887 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN COLL_PREV_BAL(2) ELSE 0 ); _
                                                       END   ( IF CURMONTH LT 59
THEN COLL_BAL(2) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.641 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "1A1" SEN_FLT
   Block 63317000.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.641 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block 200000000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) -   0.761 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "2A2" SEN_FLT
   Block 418549000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) -   0.213 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "B" JUN_WAC
   Block 20366444.47 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
!
  CLASS "STRIPIO1"  NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "STRIPIO2"  NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "1SUB"      DISTRIB_CLASS RULES _
                    = "1SUB"
  CLASS "2SUB"      DISTRIB_CLASS RULES _
                    = "2SUB"
  CLASS "1SNR" ALLOCATION _
                    = "1AR" "1A1"
  CLASS "2SNR" DISTRIB_CLASS PRORATA  ALLOCATION _
                    = "2A1" "2A2"
  CLASS "B"         NO_BUILD_TRANCHE _
                    = "B", _
    COMBINE_CLASSES = "1SUB" "2SUB"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO1" "1SNR" "1SUB"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO2" "2SNR" "2SUB"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"
!
  GROUP 0       ROOT      = 1 2
!

!

  DEFINE PSEUDO_TRANCHE CLASS "1SNR"         Delay 24  Dated 20040201  Next
20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1SUB"         Delay 24  Dated 20040201  Next
20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "2SNR"         Delay 24  Dated 20040201  Next
20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "2SUB"         Delay 24  Dated 20040201  Next
20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("1SUB", "2SUB") / BBAL("1SUB", "2SUB") * 36000 / NDAYS_ACCRUE_INT("B#1")
!
  OPTIONAL REDEMPTION:    "Group_1_Roll" _
                          DATE 20070101 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Group_2_Roll" _
                          DATE 20090101 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
    Tranche      Cusip         Stated Maturity
    1IO           XXXXXXXXX     20070125
    1AR           XXXXXXXXX     20040325
    1A1           XXXXXXXXX     20340225
    B             XXXXXXXXX     20340225
    2IO           XXXXXXXXX     20090125
    2A1           XXXXXXXXX     20340225
    2A2           XXXXXXXXX     20340225
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("B") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("1SNR") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("1SNR") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("1SNR")
!
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("1SNR"))
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("2SNR") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("2SNR") / COLL_PREV_BAL(2)) _
               ELSE 1

!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("2SNR")
!
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("2SNR"))
!
   calculate :  #TotSubBalAgg = #SubBal1 + #SubBal2
   calculate :  #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2
!
   calculate : #OrigSenPctAgg = ORIG_BBAL("1SNR","2SNR") / (#OrigCollBal1 + #OrigCollBal2)
   calculate :  #SenPctAgg      = MIN(1, BBAL("1SNR","2SNR") /
(COLL_PREV_BAL(1,2)))
!
   calculate : #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
!
   calculate : #StepProviso1Agg = ( ( DELINQ_LOSS_ACCUM(1,2) & (#OrigSubBal1 + #OrigSubBal2) * #ReduceTestAAgg ) )
!
   calculate : #Sub2TimesTestAgg = BBAL("1SUB", "2SUB") / BBAL("1SNR", "1SUB", "2SNR", "2SUB") _
                                    GE 2 * ORIG_BBAL("1SUB",
"2SUB")/ORIG_BBAL("1SNR", "1SUB", "2SNR", "2SUB")
!
   calculate :  #SenPctFailAgg = (#SenPctAgg && #OrigSenPctAgg)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1Agg)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1Agg)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
 calculate:  "1SNR" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate :  #SenSchedAlloc1   = V0 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = V1 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = V3
!

&  = Less than Sign
&& = Greater than Sign
 calculate:  "2SNR" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = V3
!
!! **************************** CROSS SENIORS DUE TO RAPID PREPAYS
****************************
!
   calculate : #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate :  #CrossTest1 =  _
              BBAL("1SNR")  LT 0.01 AND _
              ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2))
LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2) / (#OrigCollBal1
+ #OrigCollBal2))
!
   calculate :  #CrossTest2 =  _
              BBAL("2SNR")  LT 0.01 AND _
              ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2))
LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2) / (#OrigCollBal1
+ #OrigCollBal2))
!
 calculate:  "1SNR" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2)   ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2)  - #SenPrepayAlloc2)  ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) ELSE 0
!
 calculate:  "2SNR" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1)   ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1)  - #SenPrepayAlloc1)  ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) ELSE 0
!
  calculate :  #SenSchedAlloc1   = #SenSchedAlloc1   + #CROSS1SCH2
  calculate :  #SenPrepayAlloc1  = #SenPrepayAlloc1  + #CROSS1PRP2
  calculate :  #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2
!
  calculate :  #SenSchedAlloc2   = #SenSchedAlloc2   + #CROSS2SCH1
  calculate :  #SenPrepayAlloc2  = #SenPrepayAlloc2  + #CROSS2PRP1
  calculate :  #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1
!
!! ************************** END CROSS SENIORS DUE TO RAPID PREPAYS
***************************
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )
   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 )
   calculate : #SubRecov1   = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "1SUB" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 )
   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "2SUB" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2

!
   calculate : #SubSched    = #SubSched1 + #SubSched2
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2
!
 calculate:  "B" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("B")
!
   calculate : #ExcessSub1   = #ExcessSub * BBAL("1SNR") / BBAL("1SNR","2SNR")
   calculate : #ExcessSub2   = #ExcessSub * BBAL("2SNR") / BBAL("1SNR","2SNR")
!
  calculate : "1SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "2SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("1SUB"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("1SUB") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("2SUB"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("2SUB") - #SubExcessSub2 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
!
  calculate : "1SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "2SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO1")
         pay :  CLASS INTEREST  PRO_RATA ("1SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("1SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "1SNR" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO2")
         pay :  CLASS INTEREST  PRO_RATA ("2SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("2SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "2SNR" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "2SUB" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB"; "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB"; "2SUB" )
------------------------------------
        from :  CLASS( "GRP1" )
         pay :  CLASS ENTIRETY PRO_RATA ("2SNR" )
------------------------------------
        from :  CLASS( "GRP2" )
         pay :  CLASS ENTIRETY PRO_RATA ("1SNR" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "1SUB" )

------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "2SUB" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "1SUB"; "2SUB" )
------------------------------------
   calculate :  #P_1SNR = BBAL("1AR","1A1") - BBAL("1SNR")
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1AR" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1A1" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1SUB#1")-BBAL("1SUB")) )
         pay :  SEQUENTIAL ( "1SUB#1")
------------------------------------
!
   calculate :  #P_2SNR = BBAL("2A1","2A2") - BBAL("2SNR")
------------------------------------
   calculate :  #P_2A1 = BBAL("2A1") / BBAL("2A1","2A2") * #P_2SNR
   calculate :  #P_2A2 = BBAL("2A2") / BBAL("2A1","2A2") * #P_2SNR
------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "2A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "2A1" )
------------------------------------
        from :  CLASS ( "2SNR" )
        from :  SUBACCOUNT ( #P_2SNR )
  subject to :  CEILING ( #P_2A1 )
         pay :  CLASS BALANCE  SEQUENTIAL ( "2A1" )
------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "2A2" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "2A2" )
------------------------------------
        from :  CLASS ( "2SNR" )
        from :  SUBACCOUNT ( #P_2SNR )
  subject to :  CEILING ( #P_2A2 )
         pay :  CLASS BALANCE  SEQUENTIAL ( "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2SUB#1")-BBAL("2SUB")) )
         pay :  SEQUENTIAL ( "2SUB#1")
------------------------------------
------------------------------------
   calculate :  #P_B = PRINCPMT("1SUB#1","2SUB#1")
------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
         pay :  CLASS INTEREST PRO_RATA  ( "B" )
         pay :  CLASS INTSHORT PRO_RATA  ( "B" )
------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
  subject to :  CEILING ( #P_B )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "B" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("B#1") - BBAL("B")
   calculate :  #SubPrinc1    = BBAL("1SUB#1") - BBAL("1SUB")
   calculate :  #SubPrinc2    = BBAL("2SUB#1") - BBAL("2SUB")
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1SUB#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2SUB#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL( "1AR#1", "1A1#1", "1SUB#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("2SUB#1"), BBAL( "2A1#1", "2A2#1", "2SUB#1" ) - COLL_BAL(2)))
   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "1SUB#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "1SUB#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2SUB#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "2SUB#1", BY #IncreaseSubord2 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL("1SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1", "1SUB#1", "2A1#1",
"2A2#1", "2SUB#1") - COLL_BAL(1,2))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("2SUB#1"), BBAL("2SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1", "1SUB#1", "2A1#1",
"2A2#1", "2SUB#1") - COLL_BAL(1,2))))
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("2SUB#1") LT 0.01 )
))
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("1SUB#1") LT 0.01 )
))
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #MoreReduceSubord2 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "B#1", "2A1#1",
"2A2#1" ) - COLL_BAL(1,2))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B#1" )
------------------------------------
   calculate :  #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) /
BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) /
BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN SEQUENTIAL ( "2A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1SUB#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2SUB#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SUB" )
------------------------------------
  subject to :  CEILING ( (BBAL("1SUB#1")-BBAL("1SUB")) )
         pay :  SEQUENTIAL ( "1SUB#1" )
------------------------------------
        from :  CLASS ( "1SUB" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SUB" )
------------------------------------
  subject to :  CEILING ( (BBAL("2SUB#1")-BBAL("2SUB")) )
         pay :  SEQUENTIAL ( "2SUB#1" )
------------------------------------
        from :  CLASS ( "2SUB" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------

!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040201    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
Margin ToRst RstPer ToRst  RstPer Cap
Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       3.7500000000 (       349662.89 /
349662.89 );       349662.89                      0.3750000000 0.3750000000     357:3
357:3              360 NO_CHECK ARM LIBOR_1YR                  2.2500000000      34   12 SYNC_INT
9.7500000000    2.0000000000               0         0         0
GROUP 1       TEASER
M        2     "3/1 ARM"       WL    00    WAC       4.6250000000 (       403933.37 /
403933.37 );       403933.37                      0.3750000000 0.3750000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR                         2.2500000000      35   12 SYNC_INT
10.6250000000    2.0000000000               0         0        0
GROUP 1       TEASER
M        3     "3/1 ARM"       WL    00    WAC       4.5173595054 (     42513742.63 /
42513742.63 );     42513742.63                     0.3750000000 0.3750000000    354:1
354:1       355 NO_CHECK ARM LIBOR_1YR                          2.2500000000    36   12 SYNC_INT
10.5173595054    2.0000000000               0         0        0
GROUP 1       TEASER
M        4     "3/1 ARM"       WL    00    WAC       4.5268878732 (     21941820.00 /
21941820.00 ); 21941820.00                         0.3750000000 0.3750000000    360:0
360:0       360 NO_CHECK ARM LIBOR_1YR                          2.2500000000    37   12 SYNC_INT
10.5268878732    2.0000000000               0         0         0
GROUP 1       TEASER
M        5     "5/1 ARM"       WL    00    WAC       3.7282541392 (      1035241.44 /
1035241.44 );   1035241.44                         0.2500000000 0.2500000000     357:3
357:3       360 NO_CHECK ARM LIBOR_1YR                          2.2500000000    58   12 SYNC_INT
8.7282541392    2.0000000000               0         0      0
INIT_PERCAP     5.0000000000                            GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.6250000000 (       402957.90 /
402957.90 ); 402957.90                             0.2500000000 0.2500000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR                          2.2500000000    59   12 SYNC_INT
9.6250000000    2.0000000000               0         0      0
INIT_PERCAP     5.0000000000                            GROUP 2       TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.7600550045 (    117608573.64 /
117608573.64 ); 117608573.64                       0.2500000000 0.2500000000     357:1
357:1       358 NO_CHECK ARM LIBOR_1YR                          2.2500000000    60   12 SYNC_INT
9.7600550045    2.0000000000               0         0      0
INIT_PERCAP     5.0000000000                            GROUP 2       TEASER
M        8     "5/1 ARM"       WL    00    WAC       4.7959997497 (     76888788.00 /
76888788.00 );  76888788.00                          0.2500000000 0.2500000000     358:0

358:0       358 NO_CHECK ARM LIBOR_1YR                             2.2500000000    61   12 SYNC_INT
9.7959997497    2.0000000000               0         0      0
INIT_PERCAP     5.0000000000                            GROUP 2       TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.7025431426 (      1101000.00 /
1101000.00 );   1101000.00                           0.2500000000 0.2500000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR                            2.2500000000    59   12 SYNC_INT
9.7025431426    2.0000000000               0         0      0
INIT_PERCAP     5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.6403178341 (    264531302.29 /
264531302.29 ); 264531302.29                         0.2500000000 0.2500000000     359:1
359:1       360 NO_CHECK ARM LIBOR_1YR                         2.2500000000    60   12 SYNC_INT
9.6403178341    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT
NONE FOR          60 GROUP 2       TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5812487451 (    175455522.31 /
175455522.31 ); 175455522.31                         0.2500000000 0.2500000000     360:0
360:0       360 NO_CHECK ARM LIBOR_1YR                            2.2500000000    61   12 SYNC_INT
9.5812487451    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT
NONE FOR          60 GROUP 2       TEASER

!  B04B_ROLL2.CDI  #CMOVER_3.0E WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.110  ,  subroutines 3.0g1
!!   02/11/2004   10:51 AM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2
!
!
  DEFINE CONSTANT #OrigCollBal = 702232544.47
  DEFINE CONSTANT #OrigCollBal1 = 65209158.89
  DEFINE CONSTANT #OrigCollBal2 = 637023385.58
!
  DEFINE CONSTANT #OrigBondBal = 702232544.47
  DEFINE CONSTANT #OrigBondBal1 = 65209158.89
  DEFINE CONSTANT #OrigBondBal2 = 637023385.58
!
  DEFINE #BondBal1                       = 83683544.47
  DEFINE #BondBal2                       = 638915444.47
!
       FULL_DEALNAME:    BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-B
!
       DEAL SIZE:        $ 702232544.47
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040201
       SETTLEMENT DATE:  20040226
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"
!
  TRUSTEE_FEE    GROUP 1     0.0035
!
  TRUSTEE_FEE    GROUP 2     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040201 _
       DEAL_FIRSTPAY_DATE         20040325
!
!

  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL
(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL
(2) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE #COUPON_B = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR        1.4525
!
DEFINE TRANCHE "1SUB", "2SUB", "1IO", "2IO", "1AR", "1A1", "2A1", "2A2", "B"
!
!
Tranche "1SUB" MODELING EXCHANGE
   Block 1892058.89 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.639 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2SUB" MODELING EXCHANGE
   Block 18474385.58 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.319088 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "1IO" SEN_IO
   Block 65209158.89 at 0.639 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN COLL_PREV_BAL(1) ELSE 0 ); _
                                                      END   ( IF CURMONTH LT 35
THEN COLL_BAL(1) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "2IO" SEN_IO
   Block 637023385.58 at 0.319088 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN COLL_PREV_BAL(2) ELSE 0 ); _
                                                      END   ( IF CURMONTH LT 59
THEN COLL_BAL(2) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.639 ELSE COLL_NETRATE(1))
     0     99

!
Tranche "1A1" SEN_FLT
   Block 63317000.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.639 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block 98549000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.805  ELSE COLL_NETRATE(2))
     0     99
!
Tranche "2A2" SEN_FLT
   Block 520000000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.227 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "B" JUN_WAC
   Block 20366444.47 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
!
  CLASS "STRIPIO1"  NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "STRIPIO2"  NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "1SUB"      DISTRIB_CLASS RULES _
                    = "1SUB"
  CLASS "2SUB"      DISTRIB_CLASS RULES _
                    = "2SUB"
  CLASS "1SNR" ALLOCATION _
                    = "1AR" "1A1"
  CLASS "2SNR" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "B"         NO_BUILD_TRANCHE _
                    = "B", _
    COMBINE_CLASSES = "1SUB" "2SUB"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO1" "1SNR" "1SUB"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO2" "2SNR" "2SUB"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"

!
  GROUP 0       ROOT      = 1 2
!

!
  DEFINE PSEUDO_TRANCHE CLASS "1SNR"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1SUB"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "2SNR"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "2SUB"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("1SUB", "2SUB") / BBAL("1SUB", "2SUB") * 36000 / NDAYS_ACCRUE_INT("B#1")
!
  OPTIONAL REDEMPTION:    "Group_1_Roll" _
                          DATE 20070101 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Group_2_Roll" _
                          DATE 20090101 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
    Tranche      Cusip         Stated Maturity
    1IO           XXXXXXXXX     20070125
    1AR           XXXXXXXXX     20040325
    1A1           XXXXXXXXX     20340225
    B             XXXXXXXXX     20340225
    2IO           XXXXXXXXX     20090125
!
!
 CMO Block Payment Rules
------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("B") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("1SNR") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("1SNR") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("1SNR")
!
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("1SNR"))
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("2SNR") / #OrigCollBal2
!
   calculate :  #SenPct2 = _

               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("2SNR") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("2SNR")
!
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("2SNR"))
!
   calculate :  #TotSubBalAgg = #SubBal1 + #SubBal2
   calculate :  #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) & #OrigSubBal1 *
#ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) & #OrigSubBal2 *
#ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #Sub2TimesTestAgg = BBAL("1SUB", "2SUB") / BBAL("1SNR", "1SUB", "2SNR", "2SUB") _
                                    GE 2 * ORIG_BBAL("1SUB", "2SUB")/ORIG_BBAL
("1SNR", "1SUB", "2SNR", "2SUB")
!
   calculate : #SenPctFailAgg = (#SenPct1 && #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!

&  = Less than Sign
&& = Greater than Sign
 calculate:  "1SNR" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate :  #SenSchedAlloc1   = V0 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = V1 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = V3
!
 calculate:  "2SNR" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = V3
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )
   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 )
   calculate : #SubRecov1   = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "1SUB" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 )
   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "2SUB" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched    = #SubSched1 + #SubSched2
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2
!
 calculate:  "B" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("B")
!
   calculate : #ExcessSub1   = #ExcessSub * BBAL("1SNR") / BBAL("1SNR","2SNR")
   calculate : #ExcessSub2   = #ExcessSub * BBAL("2SNR") / BBAL("1SNR","2SNR")
!
  calculate : "1SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "2SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("1SUB"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("1SUB") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("2SUB"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("2SUB") - #SubExcessSub2 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)

!
  calculate : "1SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "2SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO1")
         pay :  CLASS INTEREST  PRO_RATA ("1SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("1SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "1SNR" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO2")
         pay :  CLASS INTEREST  PRO_RATA ("2SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("2SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "2SNR" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "2SUB" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB"; "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB"; "2SUB" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "1SUB" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "2SUB" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "1SUB"; "2SUB" )
------------------------------------
   calculate :  #P_1SNR = BBAL("1AR","1A1") - BBAL("1SNR")
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1AR" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1A1" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1SUB#1")-BBAL("1SUB")) )
         pay :  SEQUENTIAL ( "1SUB#1")
------------------------------------
!
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )

------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2SUB#1")-BBAL("2SUB")) )
         pay :  SEQUENTIAL ( "2SUB#1")
------------------------------------
------------------------------------
   calculate :  #P_B = PRINCPMT("1SUB#1","2SUB#1")
------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
         pay :  CLASS INTEREST PRO_RATA  ( "B" )
         pay :  CLASS INTSHORT PRO_RATA  ( "B" )
------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
  subject to :  CEILING ( #P_B )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "B" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("B#1") - BBAL("B")
   calculate :  #SubPrinc1    = BBAL("1SUB#1") - BBAL("1SUB")
   calculate :  #SubPrinc2    = BBAL("2SUB#1") - BBAL("2SUB")
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1SUB#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2SUB#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL( "1AR#1", "1A1#1", "1SUB#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("2SUB#1"), BBAL( "2A1#1", "2A2#1", "2SUB#1" ) - COLL_BAL(2)))
   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "1SUB#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "1SUB#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2SUB#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "2SUB#1", BY #IncreaseSubord2 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL("1SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1", "1SUB#1", "2A1#1",
"2A2#1", "2SUB#1") - COLL_BAL(1,2))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("2SUB#1"), BBAL("2SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1", "1SUB#1", "2A1#1",
"2A2#1", "2SUB#1") - COLL_BAL(1,2))))
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("2SUB#1")
LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("1SUB#1")
LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #MoreReduceSubord2 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "B#1", "2A1#1",
"2A2#1" ) - COLL_BAL(1,2))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B#1" )
------------------------------------
   calculate :  #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL
( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL
( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1SUB#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2SUB#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SUB" )
------------------------------------
  subject to :  CEILING ( (BBAL("1SUB#1")-BBAL("1SUB")) )
         pay :  SEQUENTIAL ( "1SUB#1" )
------------------------------------
        from :  CLASS ( "1SUB" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )

------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SUB" )
------------------------------------
  subject to :  CEILING ( (BBAL("2SUB#1")-BBAL("2SUB")) )
         pay :  SEQUENTIAL ( "2SUB#1" )
------------------------------------
        from :  CLASS ( "2SUB" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040201    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life  Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
Margin ToRst RstPer ToRst  RstPer Cap  Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       3.7500000000 (       349662.89 /
349662.89 );       349662.89                      0.3750000000 0.3750000000     357:3
357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    34   12 SYNC_INT
9.7500000000    2.0000000000               0         0      0
GROUP 1       TEASER
M        2     "3/1 ARM"       WL    00    WAC       4.6250000000 (       403933.37 /
403933.37 );       403933.37                      0.3750000000 0.3750000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    35   12 SYNC_INT
10.6250000000    2.0000000000               0         0      0
GROUP 1       TEASER
M        3     "3/1 ARM"       WL    00    WAC       4.5173595054 (     42513742.63 /
42513742.63 );     42513742.63                      0.3750000000 0.3750000000     354:1
354:1       355 NO_CHECK ARM LIBOR_1YR             2.2500000000    36   12 SYNC_INT
10.5173595054    2.0000000000               0         0      0
GROUP 1       TEASER
M        4     "3/1 ARM"       WL    00    WAC       4.5268878732 (     21941820.00 /
21941820.00 );     21941820.00                      0.3750000000 0.3750000000     360:0
360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    37   12 SYNC_INT
10.5268878732    2.0000000000               0         0      0
GROUP 1       TEASER
M        5     "5/1 ARM"       WL    00    WAC       3.7282541392 (      1035241.44 /
1035241.44 );      1035241.44                      0.2500000000 0.2500000000     357:3
357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58   12 SYNC_INT
8.7282541392    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.6250000000 (       402957.90 /
402957.90 );       402957.90                      0.2500000000 0.2500000000     358:2

358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.6250000000    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.7600550045 (    117608573.64 /
117608573.64 );    117608573.64                      0.2500000000 0.2500000000     357:1
357:1       358 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.7600550045    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        8     "5/1 ARM"       WL    00    WAC       4.7959997497 (     76888788.00 /
76888788.00 );     76888788.00                      0.2500000000 0.2500000000     358:0
358:0       358 NO_CHECK ARM LIBOR_1YR              2.2500000000    61   12 SYNC_INT
9.7959997497    2.0000000000               0         0      0  INIT_PERCAP  5.0000000000
GROUP 2       TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.7025431426 (      1101000.00 /
1101000.00 );      1101000.00                      0.2500000000 0.2500000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.7025431426    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.6403178341 (    264531302.29 /
264531302.29 );    264531302.29                      0.2500000000 0.2500000000     359:1
359:1       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.6403178341    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5812487451 (    175455522.31 /
175455522.31 );    175455522.31                      0.2500000000 0.2500000000     360:0
360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.5812487451    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER

!  B04B_CALL1.CDI  #CMOVER_3.0E WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.110  ,  subroutines 3.0g1
!!   02/09/2004   3:39 PM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2
!
!
  DEFINE CONSTANT #OrigCollBal = 702232544.47
  DEFINE CONSTANT #OrigCollBal1 = 65209158.89
  DEFINE CONSTANT #OrigCollBal2 = 637023385.58
!
  DEFINE CONSTANT #OrigBondBal = 702232544.47
  DEFINE CONSTANT #OrigBondBal1 = 65209158.89
  DEFINE CONSTANT #OrigBondBal2 = 637023385.58
!
  DEFINE #BondBal1                       = 83683544.47
  DEFINE #BondBal2                       = 638915444.47
!
       FULL_DEALNAME:    BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-B
!
       DEAL SIZE:        $ 702232544.47
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040201
       SETTLEMENT DATE:  20040226
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"
!
  TRUSTEE_FEE    GROUP 1     0.0035
!
  TRUSTEE_FEE    GROUP 2     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040201 _
       DEAL_FIRSTPAY_DATE         20040325
!
!

  CREDIT_SUPPORT_BASIS GROUP_AMB
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
!
!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
  DEFINE TABLE "SubShiftB" (6, 2) = "MONTH" "PCT"
    84.1    0%
    96.1    30%
    108.1   40%
    120.1   60%
    132.1   80%
    144.1   100%
!
  DEFINE #COUPON_B = 0
  DEFINE #COUPON_B_B1 = 0
  DEFINE #COUPON_B_B2 = 0
  DEFINE #COUPON_B_B3 = 0
  DEFINE #COUPON_B_B4 = 0
  DEFINE #COUPON_B_B5 = 0
  DEFINE #COUPON_B_B6 = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR         1.484
!
DEFINE TRANCHE "1SUB", "2SUB", "1IO", "2IO", "1AR", "1A1", "2A1", "2A2", "B1",
"B2", "B3", "B4", "B5", "B6"
!
!
Tranche "1SUB" MODELING EXCHANGE
   Block 1892058.89 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.641 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2SUB" MODELING EXCHANGE
   Block 18474385.58 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) -  0.39018887 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "1IO" SEN_IO
   Block 65209158.89 at 0.641 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN COLL_PREV_BAL(1) ELSE 0 ); _
                                                       END   ( IF CURMONTH LT 35
THEN COLL_BAL(1) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "2IO" SEN_IO
   Block 637023385.58 at 0.39018887 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN COLL_PREV_BAL(2) ELSE 0 ); _

                                                      END   ( IF CURMONTH LT 59
THEN COLL_BAL(2) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.641 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "1A1" SEN_FLT
   Block 63317000.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.641 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block 200000000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) -   0.761 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "2A2" SEN_FLT
   Block 418549000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) -   0.213 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "B1" JUN_WAC
   Block 9481000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B_B1 )
    0    999
!
Tranche "B2" JUN_WAC
   Block 4214000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B_B2 )
    0    999
!
Tranche "B3" JUN_WAC
   Block 2809000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B_B3 )
    0    999
!
Tranche "B4" JUN_WAC
   Block 1404000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B_B4 )
    0    999
!
Tranche "B5" JUN_WAC
   Block 1053000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B_B5 )
    0    999
!
Tranche "B6" JUN_WAC
   Block 1405444.47 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20040201  Next 20040325
     ( #COUPON_B_B6 )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
!
  CLASS "STRIPIO1"  NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "STRIPIO2"  NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "1SUB"      DISTRIB_CLASS RULES _
                    = "1SUB"
  CLASS "2SUB"      DISTRIB_CLASS RULES _
                    = "2SUB"
  CLASS "1SNR" ALLOCATION _
                    = "1AR" "1A1"
  CLASS "2SNR" DISTRIB_CLASS PRORATA  ALLOCATION _
                    = "2A1" "2A2"

  CLASS "B6"        NO_BUILD_TRANCHE _
                    = "B6"
  CLASS "B5"        NO_BUILD_TRANCHE _
                    = "B5", SUPPORT_CLASSES = "B6"
  CLASS "B4"        NO_BUILD_TRANCHE _
                    = "B4", SUPPORT_CLASSES = "B6" "B5"
  CLASS "B3"        NO_BUILD_TRANCHE _
                    = "B3", SUPPORT_CLASSES = "B6" "B5" "B4"
  CLASS "B2"        NO_BUILD_TRANCHE _
                    = "B2", SUPPORT_CLASSES = "B6" "B5" "B4" "B3"
  CLASS "B1"        NO_BUILD_TRANCHE _
                    = "B1", SUPPORT_CLASSES = "B6" "B5" "B4" "B3" "B2"
  CLASS "B" DISTRIB_CLASS SUBORD  WRITEDOWN_BAL SUBORD _
                    = "B1" "B2" "B3" "B4" "B5" "B6" , _
    COMBINE_CLASSES = "1SUB" "2SUB"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO1" "1SNR" "1SUB"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO2" "2SNR" "2SUB"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"
!
  GROUP 0       ROOT      = 1 2
!

!
  DEFINE PSEUDO_TRANCHE CLASS "1SNR"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1SUB"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "2SNR"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE

!
  DEFINE PSEUDO_TRANCHE CLASS "2SUB"     Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "B"        Delay 24  Dated 20040201  Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("1SUB", "2SUB") / BBAL("1SUB", "2SUB") * 36000 / NDAYS_ACCRUE_INT("B#1")
  DEFINE DYNAMIC #COUPON_B_B1 = #COUPON_B * NDAYS_ACCRUE_INT("B#1") / NDAYS_ACCRUE_INT("B1#1")
  DEFINE DYNAMIC #COUPON_B_B2 = #COUPON_B * NDAYS_ACCRUE_INT("B#1") / NDAYS_ACCRUE_INT("B2#1")
  DEFINE DYNAMIC #COUPON_B_B3 = #COUPON_B * NDAYS_ACCRUE_INT("B#1") / NDAYS_ACCRUE_INT("B3#1")
  DEFINE DYNAMIC #COUPON_B_B4 = #COUPON_B * NDAYS_ACCRUE_INT("B#1") / NDAYS_ACCRUE_INT("B4#1")
  DEFINE DYNAMIC #COUPON_B_B5 = #COUPON_B * NDAYS_ACCRUE_INT("B#1") / NDAYS_ACCRUE_INT("B5#1")
  DEFINE DYNAMIC #COUPON_B_B6 = #COUPON_B * NDAYS_ACCRUE_INT("B#1") / NDAYS_ACCRUE_INT("B6#1")
!
  OPTIONAL REDEMPTION:    "Group_1_Roll" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
    Tranche      Cusip         Stated Maturity
    1IO           XXXXXXXXX     20070125
    1AR           XXXXXXXXX     20040325
    1A1           XXXXXXXXX     20340225
    B1            XXXXXXXXX     20340225
    B2            XXXXXXXXX     20340225
    B3            XXXXXXXXX     20340225
    B4            XXXXXXXXX     20340225
    B5            XXXXXXXXX     20340225
    B6            XXXXXXXXX     20340225
    2IO           XXXXXXXXX     20090125
    2A1           XXXXXXXXX     20340225
    2A2           XXXXXXXXX     20340225
!
!
 CMO Block Payment Rules
------------------------
!
  calculate : #SubsNotGoneAgg = BBAL("B1", "B2", "B3", "B4", "B5", "B6") GT 0.01
!
  calculate : #OrigSenPct1  = ORIG_BBAL("1SNR") / #OrigCollBal1
!
  calculate :  #SenPct1 = _
              IF #SubsNotGoneAgg _
              THEN MIN(1, BBAL("1SNR") / COLL_PREV_BAL(1)) _
              ELSE 1
!
  calculate : #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("1SNR")
!
  calculate : #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("1SNR"))
!
  calculate : #OrigSenPct2  = ORIG_BBAL("2SNR") / #OrigCollBal2

!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("2SNR") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("2SNR")
!
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("2SNR"))
!
   calculate :  #TotSubBalAgg = #SubBal1 + #SubBal2
   calculate :  #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2
!
   calculate : #OrigSenPctAgg = ORIG_BBAL("1SNR","2SNR") / (#OrigCollBal1 + #OrigCollBal2)
   calculate :  #SenPctAgg      = MIN(1, BBAL("1SNR","2SNR") /
(COLL_PREV_BAL(1,2)))
!
   calculate : #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
!
   calculate : #StepProviso1Agg = ( ( DELINQ_LOSS_ACCUM(1,2) & (#OrigSubBal1 + #OrigSubBal2) * #ReduceTestAAgg ) )
!
   calculate : #Sub2TimesTestAgg = BBAL("1SUB", "2SUB") / BBAL("1SNR", "1SUB", "2SNR", "2SUB") _
                                    GE 2 * ORIG_BBAL("1SUB", "2SUB")/ORIG_BBAL
("1SNR", "1SUB", "2SNR", "2SUB")
!
   calculate :  #SenPctFailAgg = (#SenPctAgg && #OrigSenPctAgg)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1Agg)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1Agg)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
 calculate:  "1SNR" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1

&  = Less than Sign
&& = Greater than Sign

!
  calculate :  #SenSchedAlloc1   = V0 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = V1 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = V3
!
 calculate:  "2SNR" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = V3
!
!! **************************** CROSS SENIORS DUE TO RAPID PREPAYS
****************************
!
   calculate : #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate :  #CrossTest1 =  _
              BBAL("1SNR")  LT 0.01 AND _
              ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2))
LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2) / (#OrigCollBal1
+ #OrigCollBal2))
!
   calculate :  #CrossTest2 =  _
              BBAL("2SNR")  LT 0.01 AND _
              ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2)) LT
_
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2) / (#OrigCollBal1
+ #OrigCollBal2))
!
 calculate:  "1SNR" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2)   ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2)  - #SenPrepayAlloc2)  ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) ELSE 0
!
 calculate:  "2SNR" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1)   ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1)  - #SenPrepayAlloc1)  ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) ELSE 0
!
  calculate :  #SenSchedAlloc1   = #SenSchedAlloc1   + #CROSS1SCH2
  calculate :  #SenPrepayAlloc1  = #SenPrepayAlloc1  + #CROSS1PRP2
  calculate :  #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2
!
  calculate :  #SenSchedAlloc2   = #SenSchedAlloc2   + #CROSS2SCH1
  calculate :  #SenPrepayAlloc2  = #SenPrepayAlloc2  + #CROSS2PRP1
  calculate :  #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1
!
!! ************************** END CROSS SENIORS DUE TO RAPID PREPAYS
***************************
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )
   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 )
   calculate : #SubRecov1   = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "1SUB" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 )
   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )

!
 calculate:  "2SUB" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched    = #SubSched1 + #SubSched2
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2
!
!!! DOUBLE CREDIT SUPPORT TEST ( B ) !!!
!
  calculate:  #TwoTimesB = #Sub2TimesTestAgg AND ( #StepProviso1Agg )
!
  calculate: #OrigB1Sup = ROUND(ORIG_BBAL("B2","B3","B4","B5","B6")/ (#OrigCollBal1 + #OrigCollBal2), 12 )
  calculate: #OrigB2Sup = ROUND(ORIG_BBAL("B3","B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2), 12 )
  calculate: #OrigB3Sup = ROUND(ORIG_BBAL("B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2), 12 )
  calculate: #OrigB4Sup = ROUND(ORIG_BBAL("B5","B6")/(#OrigCollBal1 + #OrigCollBal2), 12 )
  calculate: #OrigB5Sup = ROUND(ORIG_BBAL("B6")/(#OrigCollBal1 + #OrigCollBal2), 12 )
!
  calculate: #CurrB1Sup = ROUND(BBAL("B2","B3","B4","B5","B6")/ (COLL_PREV_BAL(1) + COLL_PREV_BAL(2)), 12 )
  calculate: #CurrB2Sup = ROUND(BBAL("B3","B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2)), 12 )
  calculate: #CurrB3Sup = ROUND(BBAL("B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2)), 12 )
  calculate: #CurrB4Sup = ROUND(BBAL("B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2)), 12 )
  calculate: #CurrB5Sup = ROUND(BBAL("B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2)), 12 )
!
  calculate: #SubB2Dbl = IF BBAL("B1") AND #TwoTimesB AND CURMONTH @ 132 THEN ((2 * #OrigB1Sup) - #CurrB1Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB3Dbl = IF BBAL("B1","B2") AND #TwoTimesB AND CURMONTH @ 132 THEN ((2 * #OrigB2Sup) - #CurrB2Sup LT 1.e-8 ) ELSE 1
  calculate:  #SubB4Dbl = IF BBAL("B1","B2","B3") AND #TwoTimesB AND CURMONTH
@ 132 THEN ((2 * #OrigB3Sup) - #CurrB3Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB5Dbl = IF BBAL("B1","B2","B3","B4") AND #TwoTimesB AND CURMONTH @ 132 THEN ((2 * #OrigB4Sup) - #CurrB4Sup LT 1.e-8 ) ELSE 1
  calculate: #SubB6Dbl = IF BBAL("B1","B2","B3","B4","B5") AND #TwoTimesB AND CURMONTH @ 132 THEN ((2 * #OrigB5Sup) - #CurrB5Sup LT 1.e-8 ) ELSE 1
!
  calculate: #BPrepPct = LOOKUP_TBL( "STEP", CURMONTH , "SubShiftB", "MONTH", "PCT" )
!
  calculate: #SbShB1Dbl = SUB_SHARE("B1") calculate: #SbShB2Dbl = IF #SubB2Dbl THEN SUB_SHARE("B2") ELSE
SUB_SHARE("B2") * #BPrepPct
  calculate: #SbShB3Dbl = IF #SubB3Dbl THEN SUB_SHARE("B3") ELSE SUB_SHARE("B3") * #BPrepPct
  calculate: #SbShB4Dbl = IF #SubB4Dbl THEN SUB_SHARE("B4") ELSE SUB_SHARE("B4") * #BPrepPct
  calculate: #SbShB5Dbl = IF #SubB5Dbl THEN SUB_SHARE("B5") ELSE SUB_SHARE("B5") * #BPrepPct
  calculate: #SbShB6Dbl = IF #SubB6Dbl THEN SUB_SHARE("B6") ELSE SUB_SHARE("B6") * #BPrepPct
!
  calculate: #BSurplus = 1.0 - #SbShB1Dbl - #SbShB2Dbl - #SbShB3Dbl - #SbShB4Dbl
- #SbShB5Dbl - #SbShB6Dbl
!
  calculate: #BDenomD = ( BBAL("B1") + #SubB2Dbl * BBAL("B2") + #SubB3Dbl * BBAL ("B3") + #SubB4Dbl * BBAL("B4") + #SubB5Dbl *
BBAL("B5") + #SubB6Dbl * BBAL("B6") )
!
  calculate: #SbShB1S = BBAL("B1") / #BDenomD calculate: #SbShB2S = (#SubB2Dbl * BBAL("B2")) / #BDenomD calculate: #SbShB3S = (#SubB3Dbl * BBAL("B3")) / #BDenomD calculate: #SbShB4S = (#SubB4Dbl * BBAL("B4")) / #BDenomD calculate: #SbShB5S = (#SubB5Dbl * BBAL("B5")) / #BDenomD calculate: #SbShB6S = (#SubB6Dbl * BBAL("B6")) / #BDenomD

@ = Less than or Equals to Sign

!
  calculate:  #SbShB1Ex = #BSurplus * #SbShB1S
  calculate:  #SbShB2Ex = #BSurplus * #SbShB2S
  calculate:  #SbShB3Ex = #BSurplus * #SbShB3S
  calculate:  #SbShB4Ex = #BSurplus * #SbShB4S
  calculate:  #SbShB5Ex = #BSurplus * #SbShB5S
  calculate:  #SbShB6Ex = #BSurplus * #SbShB6S
!
  calculate:  #SbShB1P = #SbShB1Dbl + #SbShB1Ex
  calculate:  #SbShB2P = #SbShB2Dbl + #SbShB2Ex
  calculate:  #SbShB3P = #SbShB3Dbl + #SbShB3Ex
  calculate:  #SbShB4P = #SbShB4Dbl + #SbShB4Ex
  calculate:  #SbShB5P = #SbShB5Dbl + #SbShB5Ex
  calculate:  #SbShB6P = #SbShB6Dbl + #SbShB6Ex
!
 calculate:  "B1" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B1S  = #SubSched  * SHARE("B1") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B1P  = #SubPrepay * #SbShB1P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B1R  = #SubRecov  * #SbShB1P
!
 calculate:  "B2" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B2S  = #SubSched  * SHARE("B2") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B2P  = #SubPrepay * #SbShB2P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B2R  = #SubRecov  * #SbShB2P
!
 calculate:  "B3" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B3S  = #SubSched  * SHARE("B3") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B3P  = #SubPrepay * #SbShB3P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B3R  = #SubRecov  * #SbShB3P
!
 calculate:  "B4" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B4S  = #SubSched  * SHARE("B4") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B4P  = #SubPrepay * #SbShB4P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B4R  = #SubRecov  * #SbShB4P
!
 calculate:  "B5" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B5S  = #SubSched  * SHARE("B5") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B5P  = #SubPrepay * #SbShB5P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B5R  = #SubRecov  * #SbShB5P
!
 calculate:  "B6" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B6S  = #SubSched  * SHARE("B6") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B6P  = #SubPrepay * #SbShB6P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B6R  = #SubRecov  * #SbShB6P
!
   calculate : #SubWaterFall = (#SubSched + #SubPrepay + #SubRecov) - (#B1S + #B1P + #B1R + #B2S + #B2P + #B2R + #B3S + #B3P + #B3R + #B4S + #B4P + #B4R +
#B5S + #B5P + #B5R + #B6S + #B6P + #B6R)
!
 calculate:  "B1" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V1  = #SubWaterFall
!
 calculate:  "B2" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V2  = #SubWaterFall - V1
!
 calculate:  "B3" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V3  = #SubWaterFall - V1 - V2
!
 calculate:  "B4" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V4  = #SubWaterFall - V1 - V2 - V3
!
 calculate:  "B5" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V5  = #SubWaterFall - V1 - V2 - V3 - V4
!
 calculate:  "B6" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V6  = #SubWaterFall - V1 - V2 - V3 - V4
- V5
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("B")
!

   calculate : #ExcessSub1   = #ExcessSub * BBAL("1SNR") / BBAL("1SNR","2SNR")
   calculate : #ExcessSub2   = #ExcessSub * BBAL("2SNR") / BBAL("1SNR","2SNR")
!
  calculate : "1SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "2SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("1SUB"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("1SUB") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("2SUB"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("2SUB") - #SubExcessSub2 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
!
  calculate : "1SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "2SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "B1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V1 =  (#ExcessSub -#VS1 -#VS2)
!
  calculate : "B2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V2 =  (#ExcessSub -#VS1 -#VS2 -V1)
!
  calculate : "B3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V3 =  (#ExcessSub -#VS1 -#VS2 -V1
-V2)
!
  calculate : "B4" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V4 =  (#ExcessSub -#VS1 -#VS2 -V1 -V2
-V3)
!
  calculate : "B5" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V5 =  (#ExcessSub -#VS1 -#VS2 -V1 -V2
-V3 -V4)
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO1")
         pay :  CLASS INTEREST  PRO_RATA ("1SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("1SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "1SNR" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO2")
         pay :  CLASS INTEREST  PRO_RATA ("2SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("2SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "2SNR" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "2SUB" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB"; "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB"; "2SUB" )
------------------------------------
        from :  CLASS( "GRP1" )
         pay :  CLASS ENTIRETY PRO_RATA ("2SNR" )
------------------------------------
        from :  CLASS( "GRP2" )
         pay :  CLASS ENTIRETY PRO_RATA ("1SNR" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "1SUB" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "2SUB" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "1SUB"; "2SUB" )
------------------------------------
   calculate :  #P_1SNR = BBAL("1AR","1A1") - BBAL("1SNR")
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1AR" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1A1" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
!
   calculate :  #P_2SNR = BBAL("2A1","2A2") - BBAL("2SNR")
------------------------------------
   calculate :  #P_2A1 = BBAL("2A1") / BBAL("2A1","2A2") * #P_2SNR
   calculate :  #P_2A2 = BBAL("2A2") / BBAL("2A1","2A2") * #P_2SNR
------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "2A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "2A1" )
------------------------------------
        from :  CLASS ( "2SNR" )
        from :  SUBACCOUNT ( #P_2SNR )
  subject to :  CEILING ( #P_2A1 )
         pay :  CLASS BALANCE  SEQUENTIAL ( "2A1" )
------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "2A2" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "2A2" )
------------------------------------
        from :  CLASS ( "2SNR" )
        from :  SUBACCOUNT ( #P_2SNR )
  subject to :  CEILING ( #P_2A2 )
         pay :  CLASS BALANCE  SEQUENTIAL ( "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
         pay :  CLASS INTEREST PRO_RATA  ( "B" )
         pay :  CLASS INTSHORT PRO_RATA  ( "B" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
------------------------------------

!
------------------------------------ SUB COMBO DISTRIBUTION
        from :  CLASS ("B" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B1" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B2" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B3" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B4" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B5" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B6" )
------------------------------------
------------------------------------
!
------------------------------------CROSS UNDERCOLLATERALIZED GROUPS
   calculate :  #ShortFall1 = MAX(0, BBAL("1SNR") - COLL_BAL(1))
   calculate :  #ShortFall2 = MAX(0, BBAL("2SNR") - COLL_BAL(2))
   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2
------------------------------------
   calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B6") * #ShortFall1/#ShortFall)
   calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B6") * #ShortFall2/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SNR" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SNR" )
------------------------------------
   calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B5") * #ShortFall1/#ShortFall)
   calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B5") * #ShortFall2/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SNR" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SNR" )
------------------------------------
   calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B4") * #ShortFall1/#ShortFall)
   calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B4") * #ShortFall2/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SNR" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SNR" )
------------------------------------
   calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B3") * #ShortFall1/#ShortFall)
   calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B3") * #ShortFall2/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SNR" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SNR" )
------------------------------------
   calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B2") * #ShortFall1/#ShortFall)
   calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B2") * #ShortFall2/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SNR" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SNR" )
------------------------------------
   calculate : #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B1") * #ShortFall1/#ShortFall)
   calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B1") * #ShortFall2/#ShortFall)
------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SNR" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SNR" )
------------------------------------
   calculate :  #P_1SNR = BBAL("1AR","1A1") - BBAL("1SNR")
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1AR" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1AR" )
------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1A1" )
------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1A1" )
------------------------------------
!
   calculate :  #P_2SNR = BBAL("2A1","2A2") - BBAL("2SNR")
------------------------------------
   calculate :  #P_2A1 = BBAL("2A1") / BBAL("2A1","2A2") * #P_2SNR
   calculate :  #P_2A2 = BBAL("2A2") / BBAL("2A1","2A2") * #P_2SNR
------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "2A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "2A1" )
------------------------------------
        from :  CLASS ( "2SNR" )
        from :  SUBACCOUNT ( #P_2SNR )
  subject to :  CEILING ( #P_2A1 )
         pay :  CLASS BALANCE  SEQUENTIAL ( "2A1" )
------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "2A2" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "2A2" )
------------------------------------
        from :  CLASS ( "2SNR" )
        from :  SUBACCOUNT ( #P_2SNR )
  subject to :  CEILING ( #P_2A2 )
         pay :  CLASS BALANCE  SEQUENTIAL ( "2A2" )
------------------------------------
!
!
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("B1#1", "B2#1", "B3#1", "B4#1", "B5#1",
"B6#1") - BBAL("B")
   calculate :  #SubPrinc1    = BBAL("1SUB#1") - BBAL("1SUB")
   calculate :  #SubPrinc2    = BBAL("2SUB#1") - BBAL("2SUB")
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1SUB#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2SUB#1" )
------------------------------------
!
        from :  CLASS ( "B" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL( "1AR#1", "1A1#1", "1SUB#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("2SUB#1"), BBAL( "2A1#1", "2A2#1", "2SUB#1" ) - COLL_BAL(2)))
   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "1SUB#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "1SUB#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2SUB#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "2SUB#1", BY #IncreaseSubord2 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL("1SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1", "1SUB#1", "2A1#1",
"2A2#1", "2SUB#1") - COLL_BAL(1,2))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("2SUB#1"), BBAL("2SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1",
"1SUB#1", "2A1#1", "2A2#1", "2SUB#1") - COLL_BAL(1,2))))
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT
0.01 ) AND (( BBAL("2SUB#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT
0.01 ) AND (( BBAL("1SUB#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #MoreReduceSubord2 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "B1#1", "B2#1",
"B3#1", "B4#1", "B5#1", "B6#1", "2A1#1", "2A2#1" ) - COLL_BAL(1,2))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B6#1" )
         pay :  WRITEDOWN PRO_RATA ( "B5#1" )
         pay :  WRITEDOWN PRO_RATA ( "B4#1" )
         pay :  WRITEDOWN PRO_RATA ( "B3#1" )
         pay :  WRITEDOWN PRO_RATA ( "B2#1" )
         pay :  WRITEDOWN PRO_RATA ( "B1#1" )
------------------------------------
   calculate :  #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL
( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL
( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN SEQUENTIAL ( "2A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1SUB#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2SUB#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SUB" )
------------------------------------
  subject to :  CEILING ( (BBAL("1SUB#1")-BBAL("1SUB")) )
         pay :  SEQUENTIAL ( "1SUB#1" )
------------------------------------
        from :  CLASS ( "1SUB" )
         pay :  CLASS BALANCE SEQUENTIAL ("B")
------------------------------------
        from :  CLASS ( "B" )
         pay :  CLASS BALANCE SEQUENTIAL ("B1","B2","B3","B4","B5","B6")
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SUB" )
------------------------------------
  subject to :  CEILING ( (BBAL("2SUB#1")-BBAL("2SUB")) )
         pay :  SEQUENTIAL ( "2SUB#1" )
------------------------------------
        from :  CLASS ( "2SUB" )
         pay :  CLASS BALANCE SEQUENTIAL ("B")
------------------------------------
        from :  CLASS ( "B" )
         pay :  CLASS BALANCE SEQUENTIAL ("B1","B2","B3","B4","B5","B6")
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040201    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life  Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
Margin ToRst RstPer ToRst  RstPer Cap  Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       3.7500000000 (       349662.89 /
349662.89 );       349662.89                      0.3750000000 0.3750000000     357:3
357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    34   12 SYNC_INT
9.7500000000    2.0000000000               0         0      0
GROUP 1       TEASER
M        2     "3/1 ARM"       WL    00    WAC       4.6250000000 (       403933.37 /
403933.37 );       403933.37                      0.3750000000 0.3750000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    35   12 SYNC_INT
10.6250000000    2.0000000000               0         0      0
GROUP 1       TEASER

M        3     "3/1 ARM"       WL    00    WAC       4.5173595054 (     42513742.63 /
42513742.63 );     42513742.63                      0.3750000000 0.3750000000     354:1
354:1       355 NO_CHECK ARM LIBOR_1YR             2.2500000000    36   12 SYNC_INT
10.5173595054    2.0000000000               0         0      0
GROUP 1       TEASER
M        4     "3/1 ARM"       WL    00    WAC       4.5268878732 (     21941820.00 /
21941820.00 );     21941820.00                      0.3750000000 0.3750000000     360:0
360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    37   12 SYNC_INT
10.5268878732    2.0000000000               0         0      0
GROUP 1       TEASER
M        5     "5/1 ARM"       WL    00    WAC       3.7282541392 (      1035241.44 /
1035241.44 );      1035241.44                      0.2500000000 0.2500000000     357:3
357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58   12 SYNC_INT
8.7282541392    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.6250000000 (       402957.90 /
402957.90 );       402957.90                      0.2500000000 0.2500000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.6250000000    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.7600550045 (    117608573.64 /
117608573.64 );    117608573.64                      0.2500000000 0.2500000000     357:1
357:1       358 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.7600550045    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        8     "5/1 ARM"       WL    00    WAC       4.7959997497 (     76888788.00 /
76888788.00 );     76888788.00                      0.2500000000 0.2500000000     358:0
358:0       358 NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.7959997497    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.7025431426 (      1101000.00 /
1101000.00 );      1101000.00                      0.2500000000 0.2500000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.7025431426    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.6403178341 (    264531302.29 /
264531302.29 );    264531302.29                      0.2500000000 0.2500000000     359:1
359:1       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.6403178341    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5812487451 (    175455522.31 /
175455522.31 );    175455522.31                      0.2500000000 0.2500000000     360:0
360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.5812487451    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER

! B04B_CALL2.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.110 , subroutines 3.0g1
!!   02/11/2004 10:53 AM
!
! Modeled in the Intex CMO Modeling Language, (B000874397118)
! which is copyright (c) 2004 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."


  COLLAT_GROUPS 1 2
!
!
  DEFINE CONSTANT #OrigCollBal = 702232544.47
  DEFINE CONSTANT #OrigCollBal1 = 65209158.89
  DEFINE CONSTANT #OrigCollBal2 = 637023385.58
!
  DEFINE CONSTANT #OrigBondBal = 702232544.47
  DEFINE CONSTANT #OrigBondBal1 = 65209158.89
  DEFINE CONSTANT #OrigBondBal2 = 637023385.58
!
  DEFINE #BondBal1                       = 83683544.47
  DEFINE #BondBal2                       = 638915444.47
!
       FULL_DEALNAME:    BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-B
!
       DEAL SIZE:        $ 702232544.47
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040201
       SETTLEMENT DATE:  20040226
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"
!
  TRUSTEE_FEE    GROUP 1     0.0035
!
  TRUSTEE_FEE    GROUP 2     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040201 _
       DEAL_FIRSTPAY_DATE         20040325
!
!

  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL
(1)* 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL
(2) * 1200
!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE #COUPON_B = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR        1.4525
!
DEFINE TRANCHE "1SUB", "2SUB", "1IO", "2IO", "1AR", "1A1", "2A1", "2A2", "B"
!
!
Tranche "1SUB" MODELING EXCHANGE
   Block 1892058.89 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040201 Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.639 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2SUB" MODELING EXCHANGE
   Block 18474385.58 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.319088 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "1IO" SEN_IO
     Block 65209158.89 at 0.639 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN COLL_PREV_BAL(1) ELSE 0 ); _ END ( IF CURMONTH LT 35 THEN COLL_BAL(1) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "2IO" SEN_IO
     Block 637023385.58 at 0.319088 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN COLL_PREV_BAL(2) ELSE 0 ); _ END ( IF CURMONTH LT 59 THEN COLL_BAL(2) ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040201 Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.639 ELSE COLL_NETRATE(1))
     0     99

!
Tranche "1A1" SEN_FLT
   Block  63317000.00 GROUP 1 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040201 Next 20040325
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.639 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block  98549000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040201 Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.805  ELSE COLL_NETRATE(2))
     0     99
!
Tranche "2A2" SEN_FLT
   Block  520000000.00 GROUP 2 FREQ M FLOAT RESET M _
           DAYCOUNT 30360 BUSINESS_DAY NONE _
           Delay 24 Dated 20040201 Next 20040325
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.227 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "B" JUN_WAC
   Block 20366444.47 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040201 Next 20040325
     ( #COUPON_B )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226 DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040226
!
  CLASS "STRIPIO1"  NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "STRIPIO2"  NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "1SUB"      DISTRIB_CLASS RULES _
                    = "1SUB"
  CLASS "2SUB"      DISTRIB_CLASS RULES _
                    = "2SUB"
  CLASS "1SNR" ALLOCATION _
                                  = "1AR" "1A1"
  CLASS "2SNR" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "B"         NO_BUILD_TRANCHE _
                    = "B", _
    COMBINE_CLASSES = "1SUB" "2SUB"

!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO1" "1SNR" "1SUB"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "STRIPIO2" "2SNR" "2SUB"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"

!
  GROUP 0       ROOT      = 1 2
!

!
  DEFINE PSEUDO_TRANCHE CLASS "1SNR"       Delay 24 Dated 20040201 Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1SUB"       Delay 24 Dated 20040201 Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "2SNR"       Delay 24 Dated 20040201 Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "2SUB"       Delay 24 Dated 20040201 Next 20040325
DAYCOUNT 30360 BUSINESS_DAY NONE

!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("1SUB", "2SUB") / BBAL("1SUB", "2SUB") * 36000 / NDAYS_ACCRUE_INT("B#1")

!
  OPTIONAL REDEMPTION:    "Group_1_Roll" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
    Tranche      Cusip         Stated Maturity
    1IO           XXXXXXXXX     20070125
    1AR           XXXXXXXXX     20040325
    1A1           XXXXXXXXX     20340225
    B             XXXXXXXXX     20340225
    2IO           XXXXXXXXX     20090125
!
!
 CMO Block Payment Rules
-------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("B") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("1SNR") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("1SNR") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("1SNR")
!
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("1SNR"))
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("2SNR") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("2SNR") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("2SNR")
!
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("2SNR"))

!
   calculate :  #TotSubBalAgg = #SubBal1 + #SubBal2
   calculate :  #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2
!
   calculate : #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) & #OrigSubBal1 *
#ReduceTestA1 )) _
                                 ELSE 1
!
   calculate : #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) & #OrigSubBal2 *
#ReduceTestA2 )) _
                                 ELSE 1
!
   calculate : #Sub2TimesTestAgg = BBAL("1SUB", "2SUB") / BBAL("1SNR", "1SUB", "2SNR", "2SUB") _ GE 2 * ORIG_BBAL("1SUB", "2SUB")/ORIG_BBAL("1SNR", "1SUB", "2SNR", "2SUB")
!
   calculate : #SenPctFailAgg = (#SenPct1 && #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _ Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _ Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
 calculate:  "1SNR" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1 = V0 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1 = V1 * COLL_P_PREPAY(1)

&  = Less than Sign
&& = Greater than sign
  calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "2SNR" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = V3
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "1SUB" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "2SUB" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched  = #SubSched1 + #SubSched2
   calculate : #SubRecov  = #SubRecov1 + #SubRecov2
   calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2
!
 calculate:  "B" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("B")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("1SNR") / BBAL("1SNR","2SNR") calculate : #ExcessSub2 = #ExcessSub * BBAL("2SNR") / BBAL("1SNR","2SNR")
!
  calculate : "1SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "2SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("1SUB"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("1SUB") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("2SUB"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("2SUB") - #SubExcessSub2 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
!
  calculate : "1SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "2SUB" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!

-------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO1")
         pay :  CLASS INTEREST  PRO_RATA ("1SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("1SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "1SNR" )
-------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("STRIPIO2")
         pay :  CLASS INTEREST  PRO_RATA ("2SNR" )
         pay :  CLASS INTSHORT  PRO_RATA ("2SNR" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "2SNR" )
-------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB" )
-------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "2SUB" )
-------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "1SUB"; "2SUB" )
         pay :  CLASS INTSHORT  PRO_RATA ( "1SUB"; "2SUB" )
-------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "1SUB" )
-------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "2SUB" )
-------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "1SUB"; "2SUB" )
-------------------------------------
   calculate :  #P_1SNR = BBAL("1AR","1A1") - BBAL("1SNR")
-------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1AR" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1AR" )
-------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1AR" )
-------------------------------------
        from :  CLASS ( "1SNR" )
         pay :  CLASS INTEREST SEQUENTIAL ( "1A1" )
         pay :  CLASS INTSHORT SEQUENTIAL ( "1A1" )
-------------------------------------
        from :  CLASS ( "1SNR" )
        from :  SUBACCOUNT ( #P_1SNR )
         pay :  CLASS BALANCE  SEQUENTIAL ( "1A1" )
-------------------------------------
!
-------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
-------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
-------------------------------------
  subject to :  CEILING ( (BBAL("1SUB#1")-BBAL("1SUB")) )
         pay :  SEQUENTIAL ( "1SUB#1")
-------------------------------------
!
        from :  CLASS ( "2SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
-------------------------------------
        from :  CLASS ( "2SNR" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
-------------------------------------
!
-------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
-------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
-------------------------------------
  subject to :  CEILING ( (BBAL("2SUB#1")-BBAL("2SUB")) )
         pay :  SEQUENTIAL ( "2SUB#1")
-------------------------------------
-------------------------------------
   calculate :  #P_B = PRINCPMT("1SUB#1","2SUB#1")
-------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
         pay :  CLASS INTEREST PRO_RATA  ( "B" )
         pay :  CLASS INTSHORT PRO_RATA  ( "B" )
-------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
  subject to :  CEILING ( #P_B )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
-------------------------------------
        from :  CLASS ( "1SUB" ; "2SUB" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
-------------------------------------
!
-------------------------------------
        from :  CLASS ( "B" )
         pay :  SEQUENTIAL ( "B#1" )
-------------------------------------
!
-------------------------------------PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce  = BBAL("B#1") - BBAL("B")
   calculate : #SubPrinc1    = BBAL("1SUB#1") - BBAL("1SUB")
   calculate : #SubPrinc2    = BBAL("2SUB#1") - BBAL("2SUB")
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 )
   calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 )
-------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1SUB#1" )
-------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2SUB#1" )
-------------------------------------
!
-------------------------------------MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL( "1AR#1", "1A1#1", "1SUB#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0,
MIN( BBAL("2SUB#1"), BBAL( "2A1#1", "2A2#1", "2SUB#1" ) - COLL_BAL(2)))
   calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2
-------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #ReduceSubord1 )
-------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "1SUB#1" )))
-------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "1SUB#1", BY #IncreaseSubord1 )
-------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #ReduceSubord2 )
-------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2SUB#1" )))
-------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "2SUB#1", BY #IncreaseSubord2 )
-------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("1SUB#1"), BBAL("1SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1", "1SUB#1", "2A1#1", "2A2#1",
"2SUB#1") - COLL_BAL(1,2))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("2SUB#1"), BBAL("2SUB#1") / BBAL("1SUB#1", "2SUB#1") * ( BBAL("1AR#1", "1A1#1", "1SUB#1", "2A1#1", "2A2#1",
"2SUB#1") - COLL_BAL(1,2))))
-------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("2SUB#1")
LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1SUB#1", BY #MoreReduceSubord1 )
-------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("1SUB#1")
LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2SUB#1", BY #MoreReduceSubord2 )
-------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "B#1", "2A1#1",
"2A2#1" ) - COLL_BAL(1,2))
-------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B#1" )
-------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
-------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1" ) * #WriteDown)
-------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1A1#1" )
-------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1AR#1" )
-------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
-------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1SUB#1")
-------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2SUB#1")
-------------------------------------
-------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
-------------------------------------
----------------------SECTION: "OPTR_DEAL"
-------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
-------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
-------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1SUB" )
-------------------------------------
  subject to :  CEILING ( (BBAL("1SUB#1")-BBAL("1SUB")) )
         pay :  SEQUENTIAL ( "1SUB#1" )
-------------------------------------
        from :  CLASS ( "1SUB" )
         pay :  SEQUENTIAL ( "B#1" )
-------------------------------------
-------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
-------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
-------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2SUB" )
-------------------------------------
  subject to :  CEILING ( (BBAL("2SUB#1")-BBAL("2SUB")) )
         pay :  SEQUENTIAL ( "2SUB#1" )
-------------------------------------
        from :  CLASS ( "2SUB" )
         pay :  SEQUENTIAL ( "B#1" )
-------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040201    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life    Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index
Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL

M        1     "3/1 ARM"       WL    00    WAC       3.7500000000 (       349662.89 /
349662.89 );       349662.89                      0.3750000000 0.3750000000     357:3
357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    34   12 SYNC_INT
9.7500000000    2.0000000000               0         0      0
GROUP 1       TEASER
M        2     "3/1 ARM"       WL    00    WAC       4.6250000000 (       403933.37 /
403933.37 );       403933.37                      0.3750000000 0.3750000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    35   12 SYNC_INT
10.6250000000    2.0000000000               0         0     0
GROUP 1       TEASER
M        3     "3/1 ARM"       WL    00    WAC       4.5173595054 (     42513742.63 /
42513742.63 );     42513742.63                      0.3750000000 0.3750000000     354:1
354:1       355 NO_CHECK ARM LIBOR_1YR             2.2500000000    36   12 SYNC_INT
10.5173595054    2.0000000000               0         0     0
GROUP 1       TEASER
M        4     "3/1 ARM"       WL    00    WAC       4.5268878732 (     21941820.00 /
21941820.00 );     21941820.00                      0.3750000000 0.3750000000     360:0
360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    37   12 SYNC_INT
10.5268878732    2.0000000000               0         0     0
GROUP 1       TEASER
M        5     "5/1 ARM"       WL    00    WAC       3.7282541392 (      1035241.44 /
1035241.44 );      1035241.44                      0.2500000000 0.2500000000     357:3
357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58   12 SYNC_INT
8.7282541392    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.6250000000 (       402957.90 /
402957.90 );       402957.90                      0.2500000000 0.2500000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.6250000000    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.7600550045 (    117608573.64 /
117608573.64 );    117608573.64                      0.2500000000 0.2500000000     357:1
357:1       358 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.7600550045    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER

M        8     "5/1 ARM"       WL    00    WAC       4.7959997497 (     76888788.00 /
76888788.00 );     76888788.00                      0.2500000000 0.2500000000     358:0
358:0       358 NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.7959997497    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
GROUP 2       TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.7025431426 (      1101000.00 /
1101000.00 );      1101000.00                      0.2500000000 0.2500000000     358:2
358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
9.7025431426    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.6403178341 (    264531302.29 /
264531302.29 );    264531302.29                      0.2500000000 0.2500000000     359:1
359:1       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
9.6403178341    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5812487451 (    175455522.31 /
175455522.31 );    175455522.31                      0.2500000000 0.2500000000     360:0
360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT
9.5812487451    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000
AMORT NONE FOR          60 GROUP 2       TEASER

                            Global Structured Finance

                                  BoAMS 2004-B
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $702,232,544.47
Loan Count: 1,292
Cut-off Date: 2004-02-01
Avg. Loan Balance: $543,523.64
Avg. Orig. Balance: $543,973.49
Accelerated Docs: 67.83%
W.A. FICO: 737
W.A. Orig. LTV: 68.56%
W.A. Cut-Off LTV: 68.52%
W.A. Gross Coupon: 4.650%
W.A. Net Coupon: 4.385%
W.A. Svcg Fee: 0.262%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 2.02%
% over 100 OLTV: 0.00%
% with PMI: 2.02%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.99%
W.A. MI Adjusted LTV: 68.10%
% Second Lien: 0.00%
% with Prepay Penalty: 0.47%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.42%

* FICO not available for 4 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   4.24%
----------------------------------------
350,001 - 450,000                  26.13
----------------------------------------
450,001 - 550,000                  20.34
----------------------------------------
550,001 - 650,000                  15.29
----------------------------------------
650,001 - 750,000                  11.12
----------------------------------------
750,001 - 850,000                   5.15
----------------------------------------
850,001 - 950,000                   5.28
----------------------------------------
950,001 - 1,050,000                 9.06
----------------------------------------
1,050,001 - 1,150,000               1.10
----------------------------------------
1,150,001 - 1,250,000               2.29
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $543,973.49
Lowest: $333,700.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   4.34%
----------------------------------------
350,001 - 450,000                  26.09
----------------------------------------
450,001 - 550,000                  20.34
----------------------------------------
550,001 - 650,000                  15.32
----------------------------------------
650,001 - 750,000                  11.03
----------------------------------------
750,001 - 850,000                   5.27
----------------------------------------
850,001 - 950,000                   5.16
----------------------------------------
950,001 - 1,050,000                 9.06
----------------------------------------
1,050,001 - 1,150,000               1.10
----------------------------------------
1,150,001 - 1,250,000               2.29
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $543,523.64
Lowest: $333,700.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.001 - 3.250                       0.13%
----------------------------------------
3.251 - 3.500                       0.56
----------------------------------------
3.501 - 3.750                       0.85
----------------------------------------
3.751 - 4.000                       3.50
----------------------------------------
4.001 - 4.250                       8.87
----------------------------------------
4.251 - 4.500                      26.00
----------------------------------------
4.501 - 4.750                      29.68
----------------------------------------
4.751 - 5.000                      20.57
----------------------------------------
5.001 - 5.250                       5.77
----------------------------------------
5.251 - 5.500                       3.08
----------------------------------------
5.501 - 5.750                       0.46
----------------------------------------
5.751 - 6.000                       0.30
----------------------------------------
6.251 - 6.500                       0.22
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.650%
Lowest: 3.125%
Highest: 6.375%

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.83%
----------------------------------------
750 - 799                          40.84
----------------------------------------
700 - 749                          37.04
----------------------------------------
650 - 699                          16.41
----------------------------------------
600 - 649                           2.62
----------------------------------------
N/A                                 0.26
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 737
Lowest: 621
Highest: 819

--------------------------------------------------------------------------------

8.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               97.98%
----------------------------------------
UGRIC                               0.63
----------------------------------------
GEMIC                               0.45
----------------------------------------
PMIC                                0.43
----------------------------------------
RMIC                                0.40
----------------------------------------
TGI                                 0.06
----------------------------------------
RGIC                                0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 62.81%
----------------------------------------
5/25 12 MO LIBOR                   27.57
----------------------------------------
3/27 12 MO LIBOR                    9.13
----------------------------------------
5/10 12 MO LIBOR                    0.20
----------------------------------------
3/ 7 12 MO LIBOR                    0.09
----------------------------------------
Other                               0.19
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           45.71%
----------------------------------------
Refinance-Rate/Term                42.85
----------------------------------------
Refinance-Cashout                  11.44
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.89%
----------------------------------------
1                                   0.11
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                65.36%
----------------------------------------
PUD Detach                         23.35
----------------------------------------
Condo                               9.57
----------------------------------------
PUD Attach                          0.71
----------------------------------------
2-Family                            0.53
----------------------------------------
4-Family                            0.23
----------------------------------------
3-Family                            0.19
----------------------------------------
Cooperative                         0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            92.40%
----------------------------------------
Secondary                           6.74
----------------------------------------
Investor                            0.86
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              56.67%
----------------------------------------
Standard                           32.17
----------------------------------------
Reduced                            10.10
----------------------------------------
All Ready Home                      1.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. State

----------------------------------------
State                            Percent
----------------------------------------
California                         68.64%
----------------------------------------
Florida                             5.10
----------------------------------------
Illinois                            3.28
----------------------------------------
South Carolina                      2.88
----------------------------------------
Virginia                            2.25
----------------------------------------
Other                              17.85
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                59.03%
----------------------------------------
Southern California                40.97
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
94010                               1.42%
----------------------------------------
95014                               1.19
----------------------------------------
95070                               0.95
----------------------------------------
94583                               0.94
----------------------------------------
94107                               0.88
----------------------------------------
Other                              94.64
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                  99.94%
----------------------------------------
Y                                   0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                  99.78%
----------------------------------------
Y                                   0.22
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.31%
----------------------------------------
20.01 - 30.00                       1.16
----------------------------------------
30.01 - 40.00                       4.28
----------------------------------------
40.01 - 50.00                       6.49
----------------------------------------
50.01 - 60.00                      11.56
----------------------------------------
60.01 - 70.00                      19.73
----------------------------------------
70.01 - 80.00                      54.46
----------------------------------------
80.01 - 90.00                       1.51
----------------------------------------
90.01 - 100.00                      0.51
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.56%
Lowest: 10.61%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

*** denotes less than or equal to

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.31%
----------------------------------------
20.01 - 30.00                       1.16
----------------------------------------
30.01 - 40.00                       4.28
----------------------------------------
40.01 - 50.00                       6.55
----------------------------------------
50.01 - 60.00                      11.71
----------------------------------------
60.01 - 70.00                      19.52
----------------------------------------
70.01 - 80.00                      54.46
----------------------------------------
80.01 - 90.00                       1.51
----------------------------------------
90.01 - 100.00                      0.51
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.52%
Lowest: 10.61%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                  99.53%
----------------------------------------
36                                  0.47
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

*** denotes less than or equal to

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
2%ofPPAmnt>20%                      0.47%
----------------------------------------
NONE                               99.53
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

26. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.09%
----------------------------------------
180                                 0.26
----------------------------------------
240                                 0.06
----------------------------------------
300                                 0.07
----------------------------------------
360                                99.52
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.09%
----------------------------------------
175 - 180                           0.26
----------------------------------------
235 - 240                           0.06
----------------------------------------
295 - 300                           0.07
----------------------------------------
355 - 360                          99.52
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.6 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  39.06%
----------------------------------------
1 - 6                              60.94
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                               9.29%
----------------------------------------
5.000                              90.71
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.721%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       4.16%
----------------------------------------
9.001 - 10.000                     78.08
----------------------------------------
10.001 - 11.000                    17.06
----------------------------------------
11.001 - 12.000                     0.69
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.743%
Lowest: 8.125%
Highest: 11.750%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                             9.29%
----------------------------------------
55 - 60                            90.71
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 57.2 months
Lowest: 33 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-B Group 1
                                    3-1 Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $65,209,158.89
Loan Count: 127
Cut-off Date: 2004-02-01
Avg. Loan Balance: $513,457.94
Avg. Orig. Balance: $514,044.43
Accelerated Docs: 74.27%
W.A. FICO: 736
W.A. Orig. LTV: 71.73%
W.A. Cut-Off LTV: 71.64%
W.A. Gross Coupon: 4.517%
W.A. Net Coupon: 4.139%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 OLTV: 4.23%
% over 100 OLTV: 0.00%
% with PMI: 4.23%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.60%
W.A. MI Adjusted LTV: 70.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.78%

* FICO not available for 1 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   2.64%
----------------------------------------
350,001 - 450,000                  33.05
----------------------------------------
450,001 - 550,000                  21.09
----------------------------------------
550,001 - 650,000                  19.37
----------------------------------------
650,001 - 750,000                   9.53
----------------------------------------
750,001 - 850,000                   2.46
----------------------------------------
850,001 - 950,000                   2.72
----------------------------------------
950,001 - 1,050,000                 9.13
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $514,044.43
Lowest: $340,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   3.18%
----------------------------------------
350,001 - 450,000                  32.51
----------------------------------------
450,001 - 550,000                  21.09
----------------------------------------
550,001 - 650,000                  19.37
----------------------------------------
650,001 - 750,000                   9.53
----------------------------------------
750,001 - 850,000                   2.46
----------------------------------------
850,001 - 950,000                   2.72
----------------------------------------
950,001 - 1,050,000                 9.13
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $513,457.94
Lowest: $339,562.34
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.251 - 3.500                       2.38%
----------------------------------------
3.501 - 3.750                       1.17
----------------------------------------
3.751 - 4.000                       6.00
----------------------------------------
4.001 - 4.250                      21.91
----------------------------------------
4.251 - 4.500                      19.91
----------------------------------------
4.501 - 4.750                      31.31
----------------------------------------
4.751 - 5.000                      12.25
----------------------------------------
5.001 - 5.250                       2.69
----------------------------------------
5.251 - 5.500                       1.72
----------------------------------------
5.501 - 5.750                       0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.517%
Lowest: 3.375%
Highest: 5.750%

--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           5.93%
----------------------------------------
750 - 799                          31.46
----------------------------------------
700 - 749                          46.55
----------------------------------------
650 - 699                          13.49
----------------------------------------
600 - 649                           2.04
----------------------------------------
Not Scored                          0.53
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 736
Lowest: 629
Highest: 809

--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               95.77%
----------------------------------------
GEMIC                               1.70
----------------------------------------
TGI                                 0.68
----------------------------------------
RMIC                                0.65
----------------------------------------
UGRIC                               0.62
----------------------------------------
PMIC                                0.59
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
3/27 12 MO LIBOR                   98.36%
----------------------------------------
3/ 7 12 MO LIBOR                    0.99
----------------------------------------
3/12 12 MO LIBOR                    0.66
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                45.29%
----------------------------------------
Purchase                           42.72
----------------------------------------
Refinance-Cashout                  11.99
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                63.38%
----------------------------------------
PUD Detach                         24.22
----------------------------------------
Condo                               9.34
----------------------------------------
2-Family                            2.42
----------------------------------------
4-Family                            0.64
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            93.54%
----------------------------------------
Secondary                           5.79
----------------------------------------
Investor                            0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              45.14%
----------------------------------------
Reduced                            26.61
----------------------------------------
Standard                           25.73
----------------------------------------
All Ready Home                      2.51
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         64.86%
----------------------------------------
Florida                             4.99
----------------------------------------
Massachusetts                       3.92
----------------------------------------
Illinois                            3.74
----------------------------------------
Missouri                            2.78
----------------------------------------
Other                              19.71
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                59.65%
----------------------------------------
Southern California                40.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95120                               3.78%
----------------------------------------
94306                               2.46
----------------------------------------
95014                               2.33
----------------------------------------
92028                               2.22
----------------------------------------
94583                               2.08
----------------------------------------
Other                              87.12
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           1.06%
----------------------------------------
30.01 - 35.00                       2.42
----------------------------------------
35.01 - 40.00                       1.76
----------------------------------------
40.01 - 45.00                       1.84
----------------------------------------
45.01 - 50.00                       1.73
----------------------------------------
50.01 - 55.00                       1.82
----------------------------------------
55.01 - 60.00                       2.90
----------------------------------------
60.01 - 65.00                      11.59
----------------------------------------
65.01 - 70.00                       7.45
----------------------------------------
70.01 - 75.00                      10.33
----------------------------------------
75.01 - 80.00                      52.87
----------------------------------------
80.01 - 85.00                       1.19
----------------------------------------
85.01 - 90.00                       1.12
----------------------------------------
90.01 - 95.00                       1.91
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 71.73%
Lowest: 12.78%
Highest: 95.00%

--------------------------------------------------------------------------------

*** denotes less than or equal to

21. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           1.06%
----------------------------------------
30.01 - 35.00                       2.42
----------------------------------------
35.01 - 40.00                       1.76
----------------------------------------
40.01 - 45.00                       1.84
----------------------------------------
45.01 - 50.00                       1.73
----------------------------------------
50.01 - 55.00                       1.82
----------------------------------------
55.01 - 60.00                       3.61
----------------------------------------
60.01 - 65.00                      10.88
----------------------------------------
65.01 - 70.00                       7.45
----------------------------------------
70.01 - 75.00                      10.33
----------------------------------------
75.01 - 80.00                      52.87
----------------------------------------
80.01 - 85.00                       1.19
----------------------------------------
85.01 - 90.00                       1.12
----------------------------------------
90.01 - 95.00                       1.91
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 71.64%
Lowest: 12.78%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.46%
----------------------------------------
1                                   0.54
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

24. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.99%
----------------------------------------
180                                 0.66
----------------------------------------
360                                98.36
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 356.5 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.99%
----------------------------------------
175 - 180                           0.66
----------------------------------------
355 - 360                          98.36
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 355.8 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  33.65%
----------------------------------------
1 - 6                              66.35
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

27. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

28. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

30. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
9.001 - 10.000                      9.55%
----------------------------------------
10.001 - 11.000                    85.37
----------------------------------------
11.001 - 12.000                     5.08
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 10.517%
Lowest: 9.375%
Highest: 11.750%

--------------------------------------------------------------------------------

31. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
31 - 36                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 35.3 months
Lowest: 33 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-B Group 2
              5-1 ARMS & Net 5's with and without Prepay Penalties
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $637,023,385.58
Loan Count: 1,165
Cut-off Date: 2004-02-01
Avg. Loan Balance: $546,801.19
Avg. Orig. Balance: $547,236.15
Accelerated Docs: 67.17%
W.A. FICO: 737
W.A. Orig. LTV: 68.24%
W.A. Cut-Off LTV: 68.20%
W.A. Gross Coupon: 4.664%
W.A. Net Coupon: 4.410%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.79%
% over 100 COLTV: 0.00%
% with PMI: 1.79%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.84%
W.A. MI Adjusted LTV: 67.83%
% Second Lien: 0.00%
% with Prepay Penalty: 0.52%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.56%

* FICO not available for 3 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   4.41%
----------------------------------------
350,001 - 450,000                  25.42
----------------------------------------
450,001 - 550,000                  20.26
----------------------------------------
550,001 - 650,000                  14.87
----------------------------------------
650,001 - 750,000                  11.28
----------------------------------------
750,001 - 850,000                   5.42
----------------------------------------
850,001 - 950,000                   5.54
----------------------------------------
950,001 - 1,050,000                 9.05
----------------------------------------
1,050,001 - 1,150,000               1.21
----------------------------------------
1,150,001 - 1,250,000               2.53
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $547,236.15
Lowest: $333,700.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   4.46%
----------------------------------------
350,001 - 450,000                  25.43
----------------------------------------
450,001 - 550,000                  20.26
----------------------------------------
550,001 - 650,000                  14.90
----------------------------------------
650,001 - 750,000                  11.19
----------------------------------------
750,001 - 850,000                   5.55
----------------------------------------
850,001 - 950,000                   5.40
----------------------------------------
950,001 - 1,050,000                 9.05
----------------------------------------
1,050,001 - 1,150,000               1.21
----------------------------------------
1,150,001 - 1,250,000               2.53
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $546,801.19
Lowest: $333,700.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
3.001 - 3.250                       0.15%
----------------------------------------
3.251 - 3.500                       0.38
----------------------------------------
3.501 - 3.750                       0.82
----------------------------------------
3.751 - 4.000                       3.25
----------------------------------------
4.001 - 4.250                       7.53
----------------------------------------
4.251 - 4.500                      26.63
----------------------------------------
4.501 - 4.750                      29.51
----------------------------------------
4.751 - 5.000                      21.42
----------------------------------------
5.001 - 5.250                       6.08
----------------------------------------
5.251 - 5.500                       3.22
----------------------------------------
5.501 - 5.750                       0.44
----------------------------------------
5.751 - 6.000                       0.33
----------------------------------------
6.251 - 6.500                       0.24
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.664%
Lowest: 3.125%
Highest: 6.375%

--------------------------------------------------------------------------------

6.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.51%
----------------------------------------
750 - 799                          41.80
----------------------------------------
700 - 749                          36.07
----------------------------------------
650 - 699                          16.71
----------------------------------------
600 - 649                           2.68
----------------------------------------
Not Scored                          0.23
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 737
Lowest: 621
Highest: 819

--------------------------------------------------------------------------------

7.  PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               98.21%
----------------------------------------
UGRIC                               0.63
----------------------------------------
PMIC                                0.41
----------------------------------------
RMIC                                0.37
----------------------------------------
GEMIC                               0.33
----------------------------------------
RGIC                                0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

8.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
5YR IO 12 MO LIBOR                 69.24%
----------------------------------------
5/25 12 MO LIBOR                   30.40
----------------------------------------
5/10 12 MO LIBOR                    0.22
----------------------------------------
5/20 12 MO LIBOR                    0.08
----------------------------------------
5/15 12 MO LIBOR                    0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Index

----------------------------------------
Index                            Percent
----------------------------------------
12ML                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           46.02%
----------------------------------------
Refinance-Rate/Term                42.60
----------------------------------------
Refinance-Cashout                  11.39
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------------------------
Loan Type                        Percent
----------------------------------------
Conventional                      100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                65.56%
----------------------------------------
PUD Detach                         23.26
----------------------------------------
Condo                               9.59
----------------------------------------
PUD Attach                          0.78
----------------------------------------
2-Family                            0.33
----------------------------------------
3-Family                            0.20
----------------------------------------
4-Family                            0.19
----------------------------------------
Cooperative                         0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            92.28%
----------------------------------------
Secondary                           6.84
----------------------------------------
Investor                            0.88
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              57.85%
----------------------------------------
Standard                           32.83
----------------------------------------
Reduced                             8.41
----------------------------------------
All Ready Home                      0.91
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         69.03%
----------------------------------------
Florida                             5.11
----------------------------------------
Illinois                            3.23
----------------------------------------
South Carolina                      3.09
----------------------------------------
Virginia                            2.20
----------------------------------------
Other                              17.34
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                58.98%
----------------------------------------
Southern California                41.02
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
94010                               1.56%
----------------------------------------
95014                               1.07
----------------------------------------
95070                               1.04
----------------------------------------
94107                               0.97
----------------------------------------
94583                               0.82
----------------------------------------
Other                              94.54
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
*** 20.00                           0.23%
----------------------------------------
20.01 - 25.00                       0.44
----------------------------------------
25.01 - 30.00                       0.84
----------------------------------------
30.01 - 35.00                       1.57
----------------------------------------
35.01 - 40.00                       2.72
----------------------------------------
40.01 - 45.00                       2.88
----------------------------------------
45.01 - 50.00                       3.91
----------------------------------------
50.01 - 55.00                       5.93
----------------------------------------
55.01 - 60.00                       6.32
----------------------------------------
60.01 - 65.00                       9.32
----------------------------------------
65.01 - 70.00                      10.48
----------------------------------------
70.01 - 75.00                      11.93
----------------------------------------
75.01 - 80.00                      41.64
----------------------------------------
80.01 - 85.00                       0.44
----------------------------------------
85.01 - 90.00                       0.98
----------------------------------------
90.01 - 95.00                       0.37
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.24%
Lowest: 10.61%
Highest: 95.00%

--------------------------------------------------------------------------------

*** denotes less than or equal to

19. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
*** 20.00                           0.23%
----------------------------------------
20.01 - 25.00                       0.44
----------------------------------------
25.01 - 30.00                       0.84
----------------------------------------
30.01 - 35.00                       1.57
----------------------------------------
35.01 - 40.00                       2.72
----------------------------------------
40.01 - 45.00                       2.94
----------------------------------------
45.01 - 50.00                       3.91
----------------------------------------
50.01 - 55.00                       5.93
----------------------------------------
55.01 - 60.00                       6.42
----------------------------------------
60.01 - 65.00                       9.31
----------------------------------------
65.01 - 70.00                      10.33
----------------------------------------
70.01 - 75.00                      12.03
----------------------------------------
75.01 - 80.00                      41.54
----------------------------------------
80.01 - 85.00                       0.44
----------------------------------------
85.01 - 90.00                       0.98
----------------------------------------
90.01 - 95.00                       0.37
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 68.20%
Lowest: 10.61%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

*** denotes less than or equal to

--------------------------------------------------------------------------------

21. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.93%
----------------------------------------
1                                   0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                  99.93%
----------------------------------------
Y                                   0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

23. Prepayment Penalty Term

----------------------------------------
Prepayment Penalty Term          Percent
----------------------------------------
0                                  99.48%
----------------------------------------
36                                  0.52
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

24. Prepayment Penalty

----------------------------------------
Prepayment Penalty               Percent
----------------------------------------
2%ofPPAmnt>20%                      0.52%
----------------------------------------
NONE                               99.48
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                  99.76%
----------------------------------------
Y                                   0.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

----------------------------------------
Cutoff Rollterm                  Percent
----------------------------------------
55 - 60                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.4 months
Lowest: 57 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
180                                 0.22%
----------------------------------------
240                                 0.06
----------------------------------------
300                                 0.08
----------------------------------------
360                                99.64
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
175 - 180                           0.22%
----------------------------------------
235 - 240                           0.06
----------------------------------------
295 - 300                           0.08
----------------------------------------
355 - 360                          99.64
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.9 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  39.61%
----------------------------------------
1 - 6                              60.39
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------------------------
Gross Margin                     Percent
----------------------------------------
2.250                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------------------
Initial Cap (ARMs)               Percent
----------------------------------------
5.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

----------------------------------------
Periodic Cap (ARMs)              Percent
----------------------------------------
2.000                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

----------------------------------------
Maximum Rate (ARMs)              Percent
----------------------------------------
8.001 - 9.000                       4.59%
----------------------------------------
9.001 - 10.000                     85.10
----------------------------------------
10.001 - 11.000                    10.07
----------------------------------------
11.001 - 12.000                     0.24
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 9.664%
Lowest: 8.125%
Highest: 11.375%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-B
                                 Total Combined

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              87  $  29,786,432       4.24%  $   342,497   4.625%    736     72.02%       360        359      1
350,001 - 450,000             459    183,498,403      26.13       399,968   4.679     736     72.43        359        358      1
450,001 - 550,000             286    142,829,857      20.34       499,626   4.696     736     70.00        359        358      1
550,001 - 650,000             179    107,388,329      15.29       601,425   4.597     742     69.58        359        358      1
650,001 - 750,000             111     78,086,126      11.12       704,607   4.662     736     67.52        360        359      1
750,001 - 850,000              45     36,138,093       5.15       803,253   4.637     727     65.42        360        359      1
850,001 - 950,000              41     37,050,938       5.28       903,787   4.640     731     69.02        360        359      1
950,001 - 1,050,000            64     63,621,600       9.06       994,254   4.624     739     58.91        360        359      1
1,050,001 - 1,150,000           7      7,734,650       1.10     1,104,950   4.254     751     52.55        360        359      1
1,150,001 - 1,250,000          13     16,098,117       2.29     1,238,715   4.589     754     55.48        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

Average: $543,973.49
Lowest: $333,700.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.125                   1  $     581,050       0.08%  $   584,000   3.125%    674     77.88%       360        357      3
3.126 - 3.250                   1        349,425       0.05       350,000   3.250     726     80.00        360        359      1
3.251 - 3.375                   2        715,973       0.10       358,600   3.375     756     80.00        360        359      1
3.376 - 3.500                   6      3,249,322       0.46       542,717   3.500     761     68.06        360        359      1
3.501 - 3.625                   3      2,650,000       0.38       883,333   3.625     765     60.41        360        360      0
3.626 - 3.750                   8      3,324,406       0.47       416,274   3.750     751     73.72        360        359      1
3.751 - 3.875                  18     10,220,623       1.46       568,024   3.875     749     71.56        360        360      0
3.876 - 4.000                  25     14,382,529       2.05       575,997   4.000     749     68.99        351        351      1
4.001 - 4.125                  35     19,256,711       2.74       556,130   4.125     741     69.13        356        355      1
4.126 - 4.250                  75     43,017,400       6.13       573,771   4.250     743     67.94        360        359      1
4.251 - 4.375                 134     76,687,782      10.92       572,417   4.375     735     67.98        360        359      1
4.376 - 4.500                 194    105,920,916      15.08       546,142   4.500     738     68.14        360        359      1
4.501 - 4.625                 180     96,571,497      13.75       536,765   4.625     741     69.69        360        359      1
4.626 - 4.750                 204    111,848,139      15.93       548,523   4.750     737     68.00        359        358      1
4.751 - 4.875                 187     99,947,310      14.23       534,664   4.875     736     69.12        358        358      1
4.876 - 5.000                  87     44,505,475       6.34       511,733   5.000     730     69.43        360        359      1
5.001 - 5.125                  40     22,274,644       3.17       557,071   5.125     727     66.78        360        359      1
5.126 - 5.250                  35     18,222,319       2.59       520,855   5.250     725     68.10        360        359      1
5.251 - 5.375                  33     16,413,796       2.34       500,523   5.375     729     66.20        360        359      1
5.376 - 5.500                  12      5,247,716       0.75       437,722   5.500     722     68.68        360        359      1
5.501 - 5.625                   5      2,274,794       0.32       455,040   5.625     699     79.21        360        359      1
5.626 - 5.750                   2        939,019       0.13       470,000   5.750     773     73.88        360        359      1
5.751 - 5.875                   2      1,318,000       0.19       659,000   5.875     678     46.58        360        359      1
5.876 - 6.000                   1        790,000       0.11       790,000   6.000     635     71.82        360        360      0
6.251 - 6.375                   2      1,523,700       0.22       761,850   6.375     752     69.74        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.650%
Lowest: 3.125%
Highest: 6.375%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                      42  $  19,865,851       2.83%  $   473,136   4.558%    806     63.02%       356        356      0
775 - 799                     207    113,567,156      16.17       548,909   4.597     784     66.49        358        357      1
750 - 774                     316    173,248,537      24.67       549,439   4.636     762     68.97        360        359      1
725 - 749                     231    128,193,023      18.26       555,111   4.659     739     68.58        359        359      1
700 - 724                     239    131,912,170      18.78       552,127   4.642     713     69.38        360        359      1
675 - 699                     140     78,163,742      11.13       558,520   4.727     690     68.68        358        358      1
650 - 674                      76     37,079,198       5.28       488,168   4.684     663     72.20        360        359      1
625 - 649                      30     15,176,709       2.16       506,138   4.838     639     70.45        360        359      1
600 - 624                       7      3,220,402       0.46       460,210   4.849     623     61.98        360        359      1
N/A                             4      1,805,756       0.26       451,790   4.350       0     75.83        333        333      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973    4.650%   737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 737
Lowest: 621
Highest: 819

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                        1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Purchase                      599  $ 320,988,002      45.71%  $   536,397   4.600%    740     75.66%       359        358      1
Refinance-Rate/Term           529    300,882,877      42.85       569,241   4.652     735     62.74        359        359      1
Refinance-Cashout             164     80,361,666      11.44       490,146   4.842     729     62.04        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           829  $ 458,993,484      65.36%  $   553,894   4.658%    736     67.56%       359        359      1
PUD Detach                    300    163,973,243      23.35       547,449   4.591     736     68.60        359        358      1
Condo                         140     67,200,886       9.57       480,928   4.683     747     74.01        359        358      1
PUD Attach                     11      4,965,695       0.71       451,428   4.596     718     79.75        360        360      0
2-Family                        7      3,690,700       0.53       527,783   5.070     741     72.96        360        359      1
4-Family                        2      1,605,401       0.23       803,000   5.760     759     71.64        360        360      0
3-Family                        2      1,303,684       0.19       652,250   4.752     743     75.09        360        359      1
Cooperative                     1        499,453       0.07       500,000   5.500     770     74.07        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                     1,198  $ 648,856,883      92.40%  $   541,920   4.642%    736     68.38%       359        359      1
Secondary                      83     47,316,183       6.74       572,687   4.680     743     70.71        360        359      1
Investor                       11      6,059,478       0.86       551,000   5.256     746     71.62        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
Geographic               Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    889  $ 482,010,247      68.64%  $   542,737   4.668%    737     68.29%       359        359      1
Florida                        69     35,786,860       5.10       518,802   4.622     745     68.21        360        359      1
Illinois                       38     23,031,712       3.28       606,193   4.709     744     67.11        360        359      1
South Carolina                 35     20,197,093       2.88       577,247   4.438     736     63.06        360        359      1
Virginia                       32     15,823,469       2.25       494,746   4.673     718     71.63        360        359      1
Maryland                       23     13,308,380       1.90       578,910   4.711     732     69.73        360        359      1
North Carolina                 25     12,972,903       1.85       519,167   4.529     745     68.60        360        359      1
Texas                          17      9,373,777       1.33       551,860   4.589     727     74.32        352        351      1
Georgia                        18      8,782,972       1.25       488,193   4.384     710     70.84        360        359      1
Missouri                       14      8,495,624       1.21       606,933   4.529     745     71.81        360        359      1
Washington                     16      7,855,409       1.12       491,315   4.452     734     74.23        348        347      1
Nevada                         13      7,565,497       1.08       582,247   4.696     740     71.47        360        359      1
Minnesota                      12      6,888,938       0.98       574,250   4.773     729     71.77        360        360      0
Colorado                       13      6,648,749       0.95       511,473   4.455     745     66.64        360        359      1
Massachusetts                  12      6,268,471       0.89       522,610   4.428     744     75.24        352        352      0
Michigan                        7      4,447,200       0.63       635,314   4.849     710     65.29        360        359      1
District of Columbia            9      4,317,544       0.61       480,106   4.962     725     79.82        360        359      1
Arizona                         7      3,883,583       0.55       554,798   4.746     727     57.47        360        359      1
New York                        6      3,784,373       0.54       630,820   4.950     744     67.56        360        360      0
Oregon                          7      3,557,997       0.51       508,846   4.695     743     71.40        360        359      1
Other                          30     17,231,748       2.45       575,071   4.580     736     68.99        356        355      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara                   158  $  91,659,562      13.05%  $   580,443   4.633%    743     68.94%       360        359      1
Los Angeles                   158     89,229,716      12.71       564,947   4.615     735     66.11        359        358      1
Orange                         95     51,369,173       7.32       541,892   4.638     729     68.57        360        359      1
San Mateo                      77     43,486,545       6.19       564,924   4.719     738     63.99        360        359      1
San Diego                      74     38,847,952       5.53       525,263   4.659     741     69.89        356        355      1
Alameda                        71     35,171,347       5.01       495,511   4.737     739     71.51        360        359      1
San Francisco                  60     32,059,271       4.57       534,558   4.780     749     70.74        360        359      1
Contra Costa                   45     22,413,199       3.19       498,226   4.651     724     73.50        360        359      1
Cook                           25     15,433,251       2.20       617,438   4.709     740     65.72        360        359      1
Marin                          24     13,971,296       1.99       582,416   4.572     744     62.87        360        359      1
Other                         505    268,591,233      38.25       532,485   4.631     735     69.20        359        358      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   3  $   1,439,562       0.20%  $   480,000   4.809%    762     12.74%       360        360      0
15.01 - 20.00                   2        703,355       0.10       351,900   5.059     781     17.96        360        359      1
20.01 - 25.00                   6      2,773,034       0.39       462,331   4.745     750     23.92        360        360      0
25.01 - 30.00                   7      5,370,291       0.76       767,407   4.881     740     27.61        360        359      1
30.01 - 35.00                  16     11,605,820       1.65       725,859   4.601     754     32.77        360        359      1
35.01 - 40.00                  27     18,476,332       2.63       684,489   4.642     739     37.64        355        354      1
40.01 - 45.00                  31     19,520,088       2.78       629,897   4.614     740     42.75        360        359      1
45.01 - 50.00                  42     26,025,763       3.71       619,888   4.648     736     48.04        360        359      1
50.01 - 55.00                  62     38,983,046       5.55       628,927   4.672     742     52.82        358        357      1
55.01 - 60.00                  73     42,164,317       6.00       577,779   4.690     738     57.92        360        359      1
60.01 - 65.00                 116     66,928,912       9.53       579,008   4.548     741     63.13        360        359      1
65.01 - 70.00                 128     71,626,443      10.20       560,470   4.731     737     68.11        360        359      1
70.01 - 75.00                 147     82,719,099      11.78       562,853   4.696     731     73.24        360        359      1
75.01 - 80.00                 597    299,746,087      42.68       502,338   4.627     736     79.44        359        358      1
80.01 - 85.00                   8      3,569,550       0.51       446,584   4.789     737     84.34        360        359      1
85.01 - 90.00                  18      6,999,606       1.00       388,939   4.554     716     89.44        360        360      0
90.01 - 95.00                   9      3,581,239       0.51       397,972   4.996     727     94.99        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 68.56%
Lowest: 10.61%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
120                             1  $     643,771       0.09%  $   648,000   4.750%    779     80.00%       120        119      1
180                             4      1,838,068       0.26       461,050   4.476     750     60.11        180        179      1
240                             1        400,000       0.06       400,000   4.000       0     75.05        240        240      0
300                             1        499,096       0.07       500,000   4.500     680     79.62        300        299      1
360                         1,285    698,851,610      99.52       544,297   4.651     737     68.56        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,292  $ 702,232,544     100.00%  $   543,973   4.650%    737     68.56%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-B Group 1
                                    3-1 Arms

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000               5  $   1,723,621       2.64%  $   345,020   4.297%    730     81.09%       360        359      1
350,001 - 450,000              54     21,552,011      33.05       399,522   4.521     740     75.81        356        356      1
450,001 - 550,000              28     13,752,856      21.09       491,925   4.595     727     70.81        360        359      1
550,001 - 650,000              21     12,633,206      19.37       602,280   4.443     726     73.14        348        347      1
650,001 - 750,000               9      6,216,149       9.53       691,399   4.434     753     63.08        360        359      1
750,001 - 850,000               2      1,606,975       2.46       804,500   4.751     724     62.37        360        359      1
850,001 - 950,000               2      1,773,968       2.72       887,500   4.942     706     79.78        360        359      1
950,001 - 1,050,000             6      5,950,372       9.13       992,667   4.439     761     62.49        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

Average: $514,044.43
Lowest: $340,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.251 - 3.375                   1  $     348,638       0.53%  $   349,200   3.375%      0     80.00%       360        359      1
3.376 - 3.500                   2      1,202,904       1.84       602,400   3.500     757     80.00        360        359      1
3.626 - 3.750                   2        764,649       1.17       383,434   3.750     723     79.11        360        358      2
3.751 - 3.875                   1        435,200       0.67       435,200   3.875     795     80.00        360        360      0
3.876 - 4.000                   7      3,476,523       5.33       498,881   4.000     760     59.95        338        337      1
4.001 - 4.125                   5      2,773,411       4.25       555,400   4.125     757     74.57        360        359      1

--------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250                  21     11,511,446      17.65       548,636   4.250     741     71.42        360        359      1
4.251 - 4.375                  14      7,020,255      10.77       501,787   4.375     727     71.28        360        359      1
4.376 - 4.500                  12      5,961,665       9.14       497,298   4.500     739     70.84        360        359      1
4.501 - 4.625                  23     11,211,176      17.19       487,851   4.625     726     76.45        360        359      1
4.626 - 4.750                  18      9,203,229      14.11       511,921   4.750     735     70.24        343        343      1
4.751 - 4.875                   9      4,718,266       7.24       524,767   4.875     727     66.59        360        359      1
4.876 - 5.000                   6      3,267,132       5.01       544,741   5.000     748     68.57        360        360      0
5.126 - 5.250                   3      1,756,590       2.69       586,067   5.250     736     75.59        360        359      1
5.376 - 5.500                   2      1,118,534       1.72       559,880   5.500     687     78.58        360        359      1
5.626 - 5.750                   1        439,541       0.67       440,000   5.750     743     80.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.517%
Lowest: 3.375%
Highest: 5.750%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                       9  $   3,869,108       5.93%  $   430,422   4.552%    804     59.43%       340        340      1
775 - 799                      20     11,062,307      16.96       554,396   4.408     784     68.29        346        345      1
750 - 774                      18      9,451,639      14.49       525,393   4.472     763     73.20        360        360      0
725 - 749                      20      9,979,513      15.30       499,379   4.511     740     71.52        360        359      1
700 - 724                      38     20,373,049      31.24       536,692   4.531     712     73.45        360        359      1
675 - 699                      14      6,973,190      10.69       498,615   4.710     690     76.70        360        359      1
650 - 674                       4      1,824,601       2.80       456,350   4.604     660     68.74        360        360      0
625 - 649                       3      1,327,114       2.04       442,583   4.657     640     76.52        360        360      0
Not Scored                      1        348,638       0.53       349,200   3.375       0     80.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 736
Lowest: 629
Highest: 809

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                          127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term            57  $  29,535,702      45.29%  $   518,846   4.525%    731     67.55%       360        359      1
Purchase                       56     27,855,699      42.72       497,972   4.491     742     79.18        352        351      1
Refinance-Cashout              14      7,817,758      11.99       558,785   4.579     735     60.94        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                            78  $  41,332,581      63.38%  $   530,550   4.511%    739     70.76%       358        357      1
PUD Detach                     31     15,794,723      24.22       510,001   4.490     732     72.69        350        350      1
Condo                          14      6,090,711       9.34       435,495   4.634     728     75.37        360        359      1
2-Family                        3      1,575,742       2.42       525,926   4.633     736     72.19        360        359      1
4-Family                        1        415,401       0.64       416,000   4.000     763     76.33        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                       119  $  60,995,859      93.54%  $   513,160   4.511%    736     71.47%       356        356      1
Secondary                       7      3,773,760       5.79       539,662   4.477     746     74.90        360        359      1
Investor                        1        439,541       0.67       440,000   5.750     743     80.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
Geographic               Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
California                     83  $  42,294,154      64.86%  $   510,082   4.494%    737     70.63%       356        356      1
Florida                         6      3,253,995       4.99       542,867   4.335     747     72.91        360        359      1
Massachusetts                   4      2,556,194       3.92       639,625   4.419     726     79.85        360        359      1
Illinois                        6      2,436,321       3.74       406,342   4.628     752     81.56        360        359      1
Missouri                        3      1,815,039       2.78       605,181   4.780     755     73.23        360        360      0
Virginia                        4      1,790,350       2.75       447,903   4.446     685     74.19        360        360      0
Minnesota                       2      1,697,938       2.60       850,000   4.956     724     80.00        360        359      1
Nevada                          2      1,178,886       1.81       590,185   4.757     710     55.97        360        359      1
Oregon                          2      1,100,457       1.69       550,900   4.923     756     78.34        360        359      1
Texas                           2      1,079,540       1.66       541,500   4.302     782     75.36        289        288      1
District of Columbia            2        994,004       1.52       497,600   5.003     715     80.00        360        359      1
Maryland                        2        985,038       1.51       492,919   4.671     681     69.92        360        359      1
Arizona                         2        956,583       1.47       478,292   4.147     764     52.95        360        360      0
Arkansas                        2        828,228       1.27       419,471   4.277     768     68.94        360        359      1
South Carolina                  1        499,311       0.77       500,000   4.250     694     60.24        360        359      1
Georgia                         1        480,500       0.74       480,500   4.625     787     68.64        360        360      0
Vermont                         1        456,911       0.70       457,500   4.625     683     69.32        360        359      1
Washington                      1        426,200       0.65       426,200   4.250     716     78.93        360        360      0
North Carolina                  1        379,511       0.58       380,000   4.625     804     80.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
County                   Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara                    21  $  11,797,642      18.09%  $   562,355   4.418%    740     66.26%       360        359      1
Los Angeles                    16      7,173,156      11.00       448,678   4.519     735     70.56        360        359      1
Orange                          8      4,262,038       6.54       533,380   4.422     732     77.50        360        359      1
Alameda                         9      4,059,261       6.22       451,379   4.579     763     67.23        360        359      1
San Diego                       7      4,022,645       6.17       575,896   4.503     727     74.93        322        321      1
Contra Costa                    5      2,362,555       3.62       472,900   4.443     709     75.74        360        359      1
Marin                           3      1,925,003       2.95       642,165   4.745     736     62.04        360        359      1
San Francisco                   4      1,921,290       2.95       480,725   4.790     742     73.00        360        359      1
Middlesex                       3      1,903,622       2.92       634,967   4.734     705     79.79        360        359      1
San Mateo                       3      1,681,733       2.58       560,867   4.282     725     73.78        360        360      0
Other                          48     24,100,214      36.96       502,775   4.541     738     73.44        357        356      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   1  $     690,000       1.06%  $   690,000   4.375%    804     12.78%       360        360      0
30.01 - 35.00                   2      1,581,192       2.42       791,225   4.474     772     32.97        360        359      1
35.01 - 40.00                   2      1,144,741       1.76       572,774   4.896     773     38.38        360        359      1
40.01 - 45.00                   2      1,198,005       1.84       599,500   4.753     744     44.03        360        359      1
45.01 - 50.00                   2      1,130,105       1.73       565,500   4.113     728     49.18        360        359      1
50.01 - 55.00                   3      1,188,928       1.82       396,667   4.293     744     50.88        360        359      1
55.01 - 60.00                   4      1,891,139       2.90       472,995   4.676     756     58.89        360        360      0
60.01 - 65.00                  12      7,556,258      11.59       631,179   4.466     741     63.48        360        359      1
65.01 - 70.00                   9      4,856,523       7.45       540,143   4.572     734     69.16        360        359      1
70.01 - 75.00                  14      6,738,479      10.33       481,661   4.547     722     73.14        360        359      1
75.01 - 80.00                  69     34,474,833      52.87       500,210   4.502     732     79.33        353        353      1
80.01 - 85.00                   2        778,066       1.19       389,556   4.505     746     82.92        360        359      1
85.01 - 90.00                   2        732,900       1.12       366,450   4.359     744     89.82        360        360      0
90.01 - 95.00                   3      1,247,989       1.91       416,165   4.868     759     95.00        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 71.73%
Lowest: 12.78%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
120                             1  $     643,771       0.99%  $   648,000   4.750%    779     80.00%       120        119      1
180                             1        427,400       0.66       430,000   4.000     802     79.63        180        179      1
360                           125     64,137,988      98.36       513,645   4.518     735     71.59        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        127  $  65,209,159     100.00%  $   514,044   4.517%    736     71.73%       356        356      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 356.5 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-B Group 2
              5-1 ARMS & Net 5's with and without Prepay Penalties

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              82  $  28,062,810       4.41%  $   342,343   4.645%    736     71.46%       360        359      1
350,001 - 450,000             405    161,946,392      25.42       400,027   4.700     735     71.98        359        359      1
450,001 - 550,000             258    129,077,001      20.26       500,462   4.707     737     69.91        358        358      1
550,001 - 650,000             158     94,755,123      14.87       601,311   4.618     744     69.11        360        359      1
650,001 - 750,000             102     71,869,977      11.28       705,772   4.682     735     67.91        360        359      1
750,001 - 850,000              43     34,531,118       5.42       803,195   4.632     727     65.56        360        359      1
850,001 - 950,000              39     35,276,970       5.54       904,622   4.625     732     68.48        360        359      1
950,001 - 1,050,000            58     57,671,228       9.05       994,418   4.644     736     58.54        360        359      1
1,050,001 - 1,150,000           7      7,734,650       1.21     1,104,950   4.254     751     52.55        360        359      1
1,150,001 - 1,250,000          13     16,098,117       2.53     1,238,715   4.589     754     55.48        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

Average: $547,236.15
Lowest: $333,700.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.125                   1  $     581,050       0.09%  $   584,000   3.125%    674     77.88%       360        357      3
3.126 - 3.250                   1        349,425       0.05       350,000   3.250     726     80.00        360        359      1
3.251 - 3.375                   1        367,335       0.06       368,000   3.375     756     80.00        360        359      1
3.376 - 3.500                   4      2,046,418       0.32       512,875   3.500     763     61.04        360        359      1
3.501 - 3.625                   3      2,650,000       0.42       883,333   3.625     765     60.41        360        360      0
3.626 - 3.750                   6      2,559,757       0.40       427,220   3.750     760     72.11        360        359      1
3.751 - 3.875                  17      9,785,423       1.54       575,837   3.875     747     71.19        360        360      0
3.876 - 4.000                  18     10,906,007       1.71       605,986   4.000     746     71.87        356        355      0
4.001 - 4.125                  30     16,483,301       2.59       556,252   4.125     738     68.22        355        354      1
4.126 - 4.250                  54     31,505,955       4.95       583,546   4.250     743     66.67        360        359      1
4.251 - 4.375                 120     69,667,527      10.94       580,658   4.375     736     67.65        360        359      1
4.376 - 4.500                 182     99,959,250      15.69       549,362   4.500     738     67.97        360        359      1
4.501 - 4.625                 157     85,360,322      13.40       543,931   4.625     743     68.80        360        359      1
4.626 - 4.750                 186    102,644,910      16.11       552,065   4.750     737     67.79        360        359      1
4.751 - 4.875                 178     95,229,043      14.95       535,164   4.875     737     69.24        358        358      1
4.876 - 5.000                  81     41,238,342       6.47       509,288   5.000     728     69.50        360        359      1
5.001 - 5.125                  40     22,274,644       3.50       557,071   5.125     727     66.78        360        359      1
5.126 - 5.250                  32     16,465,729       2.58       514,741   5.250     724     67.30        360        359      1
5.251 - 5.375                  33     16,413,796       2.58       500,523   5.375     729     66.20        360        359      1
5.376 - 5.500                  10      4,129,181       0.65       413,290   5.500     731     65.99        360        359      1
5.501 - 5.625                   5      2,274,794       0.36       455,040   5.625     699     79.21        360        359      1
5.626 - 5.750                   1        499,478       0.08       500,000   5.750     799     68.49        360        359      1
5.751 - 5.875                   2      1,318,000       0.21       659,000   5.875     678     46.58        360        359      1
5.876 - 6.000                   1        790,000       0.12       790,000   6.000     635     71.82        360        360      0
6.251 - 6.375                   2      1,523,700       0.24       761,850   6.375     752     69.74        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.664%
Lowest: 3.125%
Highest: 6.375%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                      33  $  15,996,743       2.51%  $   484,785   4.559%    806     63.89%       360        360      0
775 - 799                     187    102,504,849      16.09       548,322   4.618     784     66.30        359        359      1
750 - 774                     298    163,796,898      25.71       550,891   4.645     762     68.72        360        359      1
725 - 749                     211    118,213,510      18.56       560,394   4.671     739     68.33        359        359      1
700 - 724                     201    111,539,121      17.51       555,045   4.663     713     68.64        360        359      1
675 - 699                     126     71,190,551      11.18       565,176   4.729     690     67.90        358        358      1
650 - 674                      72     35,254,598       5.53       489,936   4.688     663     72.38        360        359      1
625 - 649                      27     13,849,595       2.17       513,199   4.855     639     69.87        360        359      1
600 - 624                       7      3,220,402       0.51       460,210   4.849     623     61.98        360        359      1
Not Scored                      3      1,457,118       0.23       485,987   4.583       0     74.83        327        327      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 737
Lowest: 621
Highest: 819

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                        1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Purchase                      543  $ 293,132,303      46.02%  $   540,359   4.610%    740     75.32%       360        359      1
Refinance-Rate/Term           472    271,347,174      42.60       575,326   4.666     736     62.21        359        359      1
Refinance-Cashout             150     72,543,908      11.39       483,740   4.870     729     62.15        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           751  $ 417,660,903      65.56%  $   556,319   4.673%    735     67.24%       360        359      1
PUD Detach                    269    148,178,520      23.26       551,765   4.602     736     68.17        360        359      1
Condo                         126     61,110,175       9.59       485,977   4.688     749     73.88        358        358      1
PUD Attach                     11      4,965,695       0.78       451,428   4.596     718     79.75        360        360      0
2-Family                        4      2,114,957       0.33       529,175   5.396     745     73.53        360        359      1
3-Family                        2      1,303,684       0.20       652,250   4.752     743     75.09        360        359      1
4-Family                        1      1,190,000       0.19     1,190,000   6.375     758     70.00        360        360      0
Cooperative                     1        499,453       0.08       500,000   5.500     770     74.07        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                     1,079  $ 587,861,024      92.28%  $   545,092   4.656%    736     68.06%       359        359      1
Secondary                      76     43,542,423       6.84       575,729   4.697     743     70.35        360        359      1
Investor                       10      5,619,938       0.88       562,100   5.217     747     70.97        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
Geographic               Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    806  $ 439,716,093      69.03%  $   546,099   4.685%    737     68.07%       360        359      1
Florida                        63     32,532,865       5.11       516,510   4.651     745     67.74        360        359      1
Illinois                       32     20,595,392       3.23       643,666   4.719     743     65.40        360        359      1
South Carolina                 34     19,697,781       3.09       579,519   4.443     737     63.13        360        359      1
Virginia                       28     14,033,119       2.20       501,438   4.702     722     71.30        360        359      1
North Carolina                 24     12,593,392       1.98       524,966   4.526     743     68.26        360        359      1
Maryland                       21     12,323,343       1.93       587,100   4.714     737     69.71        360        359      1
Georgia                        17      8,302,472       1.30       488,646   4.370     706     70.97        360        359      1
Texas                          15      8,294,237       1.30       553,241   4.627     720     74.18        360        359      1
Washington                     15      7,429,209       1.17       495,656   4.463     735     73.96        347        346      1
Missouri                       11      6,680,586       1.05       607,411   4.461     742     71.42        360        359      1
Colorado                       13      6,648,749       1.04       511,473   4.455     745     66.64        360        359      1
Nevada                         11      6,386,611       1.00       580,804   4.685     746     74.33        360        359      1
Minnesota                      10      5,191,000       0.81       519,100   4.713     731     69.08        360        360      0
Michigan                        7      4,447,200       0.70       635,314   4.849     710     65.29        360        359      1
New York                        6      3,784,373       0.59       630,820   4.950     744     67.56        360        360      0
Massachusetts                   8      3,712,278       0.58       464,103   4.435     760     72.07        347        347      0
District of Columbia            7      3,323,540       0.52       475,107   4.950     728     79.77        360        359      1
Arizona                         5      2,927,000       0.46       585,400   4.942     715     58.95        360        359      1
Connecticut                     5      2,886,393       0.45       577,440   4.810     744     66.77        360        359      1
Other                          27     15,517,755       2.44       575,134   4.554     734     69.29        355        355      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles                   142  $  82,056,560      12.88%  $   578,047   4.624%    735     65.72%       359        358      1
Santa Clara                   137     79,861,920      12.54       583,216   4.664     743     69.33        360        359      1
Orange                         87     47,107,136       7.39       542,675   4.658     728     67.77        360        359      1
San Mateo                      74     41,804,811       6.56       565,089   4.736     739     63.59        360        359      1
San Diego                      67     34,825,307       5.47       519,973   4.677     743     69.31        360        359      1
Alameda                        62     31,112,086       4.88       501,917   4.757     736     72.07        360        359      1
San Francisco                  56     30,137,982       4.73       538,403   4.780     749     70.60        360        359      1
Contra Costa                   40     20,050,643       3.15       501,392   4.676     726     73.23        360        359      1
Cook                           22     14,133,277       2.22       642,491   4.707     739     64.11        360        359      1
Marin                          21     12,046,293       1.89       573,881   4.544     745     63.00        360        359      1
Other                         457    243,887,371      38.29       534,284   4.639     735     68.77        359        358      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   2  $     749,562       0.12%  $   375,000   5.208%    723     12.71%       360        359      1
15.01 - 20.00                   2        703,355       0.11       351,900   5.059     781     17.96        360        359      1
20.01 - 25.00                   6      2,773,034       0.44       462,331   4.745     750     23.92        360        360      0
25.01 - 30.00                   7      5,370,291       0.84       767,407   4.881     740     27.61        360        359      1
30.01 - 35.00                  14     10,024,628       1.57       716,521   4.621     752     32.74        360        359      1
35.01 - 40.00                  25     17,331,590       2.72       693,426   4.625     737     37.60        355        354      1
40.01 - 45.00                  29     18,322,083       2.88       631,993   4.605     740     42.67        360        359      1
45.01 - 50.00                  40     24,895,658       3.91       622,608   4.672     736     47.99        360        359      1
50.01 - 55.00                  59     37,794,118       5.93       640,737   4.684     742     52.88        358        357      1
55.01 - 60.00                  69     40,273,178       6.32       583,854   4.691     737     57.87        360        359      1
60.01 - 65.00                 104     59,372,655       9.32       572,989   4.558     741     63.09        360        359      1
65.01 - 70.00                 119     66,769,920      10.48       562,007   4.742     737     68.03        360        359      1
70.01 - 75.00                 133     75,980,620      11.93       571,400   4.709     731     73.25        360        359      1
75.01 - 80.00                 528    265,271,254      41.64       502,616   4.643     737     79.45        359        359      1
80.01 - 85.00                   6      2,791,483       0.44       465,594   4.868     734     84.74        360        359      1
85.01 - 90.00                  16      6,266,706       0.98       391,750   4.577     713     89.39        360        360      0
90.01 - 95.00                   6      2,333,250       0.37       388,875   5.065     710     94.98        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 68.24%
Lowest: 10.61%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
180                             3  $   1,410,668       0.22%  $   471,400   4.620%    734     54.20%       180        179      1
240                             1        400,000       0.06       400,000   4.000       0     75.05        240        240      0
300                             1        499,096       0.08       500,000   4.500     680     79.62        300        299      1
360                         1,160    634,713,621      99.64       547,600   4.664     737     68.26        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,165  $ 637,023,386     100.00%  $   547,236   4.664%    737     68.24%       359        359      1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.